[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK SMALL CAP FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND


SEMI-ANNUAL REPORT

MARCH 31, 2003


[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS

     2003 SEMI-ANNUAL REPORT

     LETTER FROM THE PRESIDENT                                                 1

     SUMMARY INFORMATION                                                       2

     COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                        4

     THE OAKMARK FUND
        Letter from the Portfolio Managers                                     6
        Schedule of Investments                                                7

     THE OAKMARK SELECT FUND
        Letter from the Portfolio Managers                                    10
        Schedule of Investments                                               11

     THE OAKMARK SMALL CAP FUND
        Letter from the Portfolio Managers                                    13
        Schedule of Investments                                               15

     THE OAKMARK EQUITY AND INCOME FUND
        Letter from the Portfolio Managers                                    19
        Schedule of Investments                                               21

     THE OAKMARK GLOBAL FUND
        Letter from the Portfolio Managers                                    27
        Global Diversification Chart                                          29
        Schedule of Investments                                               30

     COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS        34

     THE OAKMARK INTERNATIONAL FUND
        Letter from the Portfolio Managers                                    35
        International Diversification Chart                                   36
        Schedule of Investments                                               37

     THE OAKMARK INTERNATIONAL SMALL CAP FUND
        Letter from the Portfolio Managers                                    42
        International Diversification Chart                                   43
        Schedule of Investments                                               44

     FINANCIAL STATEMENTS
        Statements of Assets and Liabilities                                  50
        Statements of Operations                                              52
        Statements of Changes in Net Assets                                   54
        Notes to Financial Statements                                         61

     OAKMARK PHILOSOPHY AND PROCESS                                           78

     THE OAKMARK GLOSSARY                                                     79

     TRUSTEES AND OFFICERS                                                    81

     FOR MORE INFORMATION

     Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or
     (617) 449-6274.

        TURN TO THE END OF THIS REPORT TO READ ABOUT OAKMARK'S PHILOSOPHY AND PROCESS AND LOOK UP FINANCIAL TERMS IN THE OAKMARK GLOSSARY.

LETTER FROM THE PRESIDENT:

[PHOTO OF ROBERT M. LEVY]

DEAR FELLOW SHAREHOLDERS,

The prolonged market decline continued in the first quarter of 2003, and most equity funds, ours included, again suffered negative returns. While our relative results through quarter end are generally satisfactory, they are not in line with our goal to produce positive long-term returns. We believe that the current emotional swings in the stock markets are likely reflective of the impending end of the bear market. The attractiveness of our portfolios enhances our optimism.

A constant theme in these letters is how the consistent application of our value philosophy and process contributes to our success. This discipline limits the effect of emotion on our process. Today, most investors are focused on macroeconomic and geopolitical issues, which are difficult to forecast, hard to quantify, and indicative of emotional decision making. In contrast, our investment philosophy involves a constant and calculated focus on intrinsic business value. Time has shown that business value is much more stable than market emotions and stock prices. We believe that our philosophy and process give us a true advantage in volatile times and should highlight attractive opportunities--even in this environment.

While the current issues are significant and troublesome, they are not secular problems affecting the long-term attractiveness of stocks. Our economy and our nation are still fundamentally strong. The valuation excesses of the late 90s are gone, and we feel that common stocks offer more attractive return opportunities than other competing asset classes. Our confidence grows as we extend our time horizon. We are long-term investors not short-term traders. This is a mark of distinction in the current environment, which reinforces our conviction. An outside analytical contact recently agreed that we are in the minority in this regard, as we are one of few investment companies willing to think about individual stocks beyond a one-year horizon.

These are difficult times and frustrating for all investors. We hope for a rapid resolution of the current war and the safe return of our troops. Our professional activities continue to be focused on carefully managing our shareholders' assets. We are proud that this extended period of worldwide weakness has not pressured our returns to the point of limiting the achievement of our clients' long-term goals. Looking ahead, the critical decision will be to maintain or increase one's equity exposure. The market has shown that disciplined, analytical investing-such as Oakmark practices-and not emotional decisions prove rewarding over time.

We welcome your comments and questions; you can reach us via e-mail at ContactOakmark@oakmark.com. We appreciate your continued investment in and commitment to The Oakmark Family of Funds.


/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT

THE OAKMARK FAMILY OF FUNDS

     SUMMARY INFORMATION

                                                                       THE OAKMARK                    THE OAKMARK
                                         THE OAKMARK                     SELECT                        SMALL CAP
PERFORMANCE FOR PERIOD                      FUND                          FUND                           FUND
ENDED MARCH 31, 2003(1)                    (OAKMX)                       (OAKLX)                        (OAKSX)
--------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                  -4.09%                        -0.50%                        -7.58%

6 MONTHS*                                   3.12%                         9.47%                        -1.49%

1 YEAR                                    -21.19%                       -15.07%                       -28.44%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                    6.04%                         8.22%                         2.47%

  5 YEAR                                   -1.72%                        10.13%                        -4.58%

  10 YEAR                                  10.05%                          N/A                           N/A

  SINCE INCEPTION                          15.67%                        20.18%                         7.57%
                                         (8/5/91)                     (11/1/96)                     (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE            $        54,576               $        32,535                $       17,185

TOP FIVE HOLDINGS                Washington                    Washington                     Pharmaceutical
AS OF MARCH 31, 2003(2)           Mutual, Inc.          3.8%    Mutual, Inc.          18.0%    Resources Inc.         5.4%
                                 H&R Block, Inc.        3.5%   H&R Block, Inc.         9.1%   Ralcorp Holdings, Inc.  4.8%
COMPANY AND % OF TOTAL           Fannie Mae             2.4%   Yum! Brands, Inc.       5.0%   SureBeam
NET ASSETS                       The Home                      First Data                      Corporation, Cl A      4.5%
                                  Depot, Inc.           2.4%    Corporation            4.8%   Tupperware
                                 Yum! Brands, Inc.      2.3%   Xerox Corporation       4.4%    Corporation            3.8%
                                                                                              Hanger Orthopedic
                                                                                               Group, Inc.            3.5%

TOP FIVE INDUSTRIES              Retail                10.3%   Banks & Thrifts        18.0%   Computer Software       8.2%
AS OF MARCH 31, 2003             Pharmaceuticals        9.3%   Other Consumer                 Food & Beverage         7.7%
                                 Food & Beverage        8.2%    Goods & Services      13.2%   Medical Products        7.7%
INDUSTRIES AND % OF TOTAL        Other Consumer                Retail                  9.7%   Banks & Thrifts         7.3%
NET ASSETS                        Goods & Services      7.1%   Information                    Oil & Natural Gas       5.9%
                                 Banks & Thrifts        6.8%    Services               7.7%
                                                               Pharmaceuticals         5.8%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

                                          THE OAKMARK                   THE OAKMARK
                                          EQUITY AND                      GLOBAL
PERFORMANCE FOR PERIOD                    INCOME FUND                      FUND
ENDED MARCH 31, 2003(1)                     (OAKBX)                       (OAKGX)
-------------------------------------------------------------------------------------------
3 MONTHS*                                    -2.28%                       -10.55%

6 MONTHS*                                     3.70%                         2.74%

1 YEAR                                       -8.21%                       -21.02%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                      9.01%                         6.50%

  5 YEAR                                      8.59%                          N/A

  10 YEAR                                      N/A                           N/A

  SINCE INCEPTION                            12.85%                         5.48%(3)
                                          (11/1/95)                      (8/4/99)

  VALUE OF $10,000
  FROM INCEPTION DATE            $          24,515              $         12,153

TOP FIVE HOLDINGS                Laboratory Corporation         eFunds Corporation      5.9%
AS OF MARCH 31, 2003(2)           of America Holdings    3.5%    Synopsys, Inc.         5.6%
                                 Burlington                     The Interpublic Group
COMPANY AND % OF TOTAL            Resources, Inc.        3.2%    of Companies, Inc.     5.6%
NET ASSETS                       Synopsys, Inc.          3.1%   Ceridian Corporation    4.7%
                                 Guidant Corporation     3.0%   Vivendi Universal SA    4.3%
                                 SAFECO Corporation      2.7%

TOP FIVE INDUSTRIES              U.S. Government                Information
AS OF MARCH 31, 2003              Notes                 33.2%    Services              10.6%
                                 Oil & Natural Gas       6.7%   Computer Software       9.1%
INDUSTRIES AND % OF TOTAL        Medical Products        5.3%   Computer Services       7.9%
NET ASSETS                       Retail                  4.5%   Broadcasting &
                                 Computer Software       3.9%    Programming            7.0%
                                                                Marketing Services      5.6%

                                        THE OAKMARK                       THE OAKMARK
                                       INTERNATIONAL                     INTERNATIONAL
PERFORMANCE FOR PERIOD                     FUND                          SMALL CAP FUND
ENDED MARCH 31, 2003(1)                   (OAKIX)                           (OAKEX)
----------------------------------------------------------------------------------------------
3 MONTHS*                                  -11.72%                          -12.24%

6 MONTHS*                                   -3.78%                           -5.19%

1 YEAR                                     -27.50%                          -24.43%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                    -4.75%                           -3.37%

  5 YEAR                                    -0.45%                            3.96%

  10 YEAR                                    6.57%                             N/A

  SINCE INCEPTION                            8.02%                            4.52%
                                         (9/30/92)                        (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE             $        22,481                 $         13,882

TOP FIVE HOLDINGS                 Akzo Nobel N.V.          3.7%   Bulgari S.p.A.          4.3%
AS OF MARCH 31, 2003(2)           Telefonaktiebolaget LM          Neopost SA              4.1%
                                   Ericcson, Cl B          3.5%   Gurit-Heberlein AG      4.1%
COMPANY AND % OF TOTAL            GlaxoSmithKline plc      3.4%   Grupo Aeroportuario
NET ASSETS                        Diageo plc               3.4%    del Sureste S.A.
                                  Vivendi Universal SA     3.3%    de C.V.                3.9%
                                                                  Baycorp
                                                                   Advantage Ltd.         3.8%

TOP FIVE INDUSTRIES               Food & Beverage         11.1%   Retail                 10.7%
AS OF MARCH 31, 2003              Banks & Thrifts          9.9%   Machinery &
                                  Pharmaceuticals          9.3%    Industrial Processing  7.4%
INDUSTRIES AND % OF TOTAL         Chemicals                6.2%   Airport Maintenance     7.2%
NET ASSETS                        Other Financial          6.0%   Food & Beverage         6.2%
                                                                  Banks & Thrifts         5.8%

THE OAKMARK AND OAKMARK SELECT FUNDS(a)

AT OAKMARK, WE LOOK FOR STOCKS WITH PRICES LESS THAN 60% OF INTRINSIC VALUE, WITH INTRINSIC VALUE THAT IS LIKELY TO GROW AND WITH MANAGEMENT THAT ACTS IN THE INTEREST OF OUTSIDE SHAREHOLDERS. THE COMBINATION OF THESE FACTORS CREATES OUR BIGGEST COMPETITIVE ADVANTAGE--THE ABILITY TO BE MORE PATIENT THAN MOST INVESTORS.

[PHOTO OF BILL NYGREN]

In the movie Rounders, Mike McDermott (Matt Damon) is a law student with aspirations of becoming a professional poker player. After recovering from a night of devastating losses, he says, "Few players recall big pots they have won, strange as it seems, but every player can remember with remarkable accuracy the outstanding tough beats of his career." Maybe there is a similarity to stock market investors--that's why it doesn't feel like the market has gone up since the July and October lows! Last month marked the three-year anniversary of the bull market's demise. Although The Oakmark and Oakmark Select Funds have gained in value over those three years, the damage to most investors has been very serious. Not many bear markets have lasted for three years, not many have cut the S&P 500(4) nearly in half, and not many have left investors so confused.

In March, New York Magazine ran a cover story "Down and Out on Wall Street" that showed an ex-investment banker working as a hot dog vendor. The Chicago Tribune ran a feature on an equity mutual fund manager crediting him for making a "daring move" during the first quarter putting his portfolio one hundred percent in cash. And it's not just the media staking out the bearish turf. In his annual report to shareholders, Berkshire Hathaway Chairman Warren Buffett states, "Despite three years of falling prices, ... we still find very few (stocks) that even mildly interest us." Buffett goes on to say "Unless we see a very high probability of ten percent pre-tax returns, we will sit on the sidelines."(5) Also last quarter, renowned author and portfolio manager Peter Bernstein created a stir when he encouraged market-timing by asserting "For now, equities aren't the best place to be in the long run."(6)

Of course not everyone is bearish--Bill Miller is the only fund manager to beat the S&P 500 for twelve consecutive years. In his January report to shareholders, Bill shared his market outlook saying "I think the odds favor a solid year after three bad ones. That is based not just on the rarity of four consecutive down years as a matter of market history, but on the difference between valuation--what's in the price--and what I think is likely to happen as the year unfolds."(7) Also checking in with a positive outlook is John Bogle, founder and former CEO of The Vanguard Group. In the late nineties, John presciently warned that returns in the upcoming decade were destined to be disappointing. He postulated that the S&P 500's P/E ratio(8), which, in 1999 hovered around thirty times, was likely to revert to its historical average of just over half that level. The decline in P/E would offset most of his projected six percent annual earnings growth, leaving an expected annual return of just slightly over the one percent dividend yield. But in a recent speech, he updated that forecast by acknowledging that the severe price decline had basically eliminated the excesses that troubled him. Bogle stated, "The future investment return (yield plus growth) could be in the eight percent range. And with P/E's now at fifteen times, it is even possible we will see a slight increase--let's say to eighteen times--bringing the annual market return to nine percent."(9) Relative to one percent money market returns or four percent long bond yields, I think we would all agree that an S&P return of nine percent per year would be welcome.

                                   HIGHLIGHTS

     - Strict adherence to our value philosophy kept us from owning stocks hit hardest in this three-year decline.

     - Rather than focusing on macro issues, we analyze individual companies and estimate future business value.

     - We select each stock because it meets our investment criteria, not because of a market outlook.

So, with investors more confused than ever, the brightest minds in the industry unfortunately aren't of much help because their outlooks are all over the map. Where do we at The Oakmark Family come out on this argument? Were I to pick a side, I would side with the bulls, and I would base that on VALUATION--P/E's deserve to be high based on record low bond yields; SUPPLY/DEMAND--money fund assets are at their highest level ever as a percentage of equity values; and SENTIMENT--the media and most individuals are giving up on stocks, which I view as a contrary indicator.

Despite these reasons, we find it very difficult to add value by making top-down decisions--rather than trying to forecast where the stock market is headed, we much prefer analyzing individual companies and projecting where we think their stock prices should be several years from now. We make DECISIONS ON INDIVIDUAL STOCKS rather than predictions about the market for two important reasons. The first is greater clarity. We can more easily analyze dividend yield, expected business value growth, and the implications of the current valuation than we can forecast how the overall market ought to be priced. Second, even if one correctly forecasts the market, the wrong individual stock decisions could still be made. Three years ago, we thought our stocks were very attractive notwithstanding the pricing bubble in large-cap growth and technology stocks. Despite our correct call on the bubble, our shareholders fared much better with our portfolio of undervalued stocks than they would have in cash.

Three of our largest holdings in The Oakmark and Oakmark Select Funds are Washington Mutual, H&R Block, and YUM Brands. They are in three very different industries: savings and loans, consumer services, and restaurants. We own these stocks not because we are bullish on the stock market, but because we believe they meet our investment criteria--they sell at a discount to a growing business value and are run by managers that consistently act in the interest of shareholders. Each sells at a below average P/E ratio(8)--as a package it is priced at twelve times current year estimates and under eleven times 2004 estimates. The group provides a two percent dividend yield and is expected to continue growing earnings more rapidly than the S&P 500(4). If the P/E ratio doesn't change, we expect compound annual returns in excess of ten percent. But in addition, we believe the P/E discount is undeserved. Five years from now, if the P/E ratios better reflect our belief that these are above-average companies, annual returns could be substantially above ten percent.

In closing, I would like to thank an Oakmark shareholder, Stephen Royce, for the following:

"STOCKS HAVE JUST DECLINED THIRTY-FIVE PERCENT, SLIDING SEVERAL PERCENTAGE POINTS A WEEK FOR MONTHS ON END. MANY FAMOUS ISSUES HAVE BEEN CUT IN HALF WITH TERRIFYING SPEED. CURRENT BUSINESS NEWS IS TERRIBLE AND MANY AUTHORITIES FEEL THAT THINGS ARE LIKELY TO GET EVEN WORSE. THERE HAVE BEEN SEVERAL SPECTACULAR BANKRUPTCIES OF INTERNATIONAL IMPORTANCE. UNEMPLOYMENT IS UP. THERE IS A GRAVE UNRESOLVED NATIONAL PROBLEM. THE BROKERAGE BUSINESS ITSELF IS IN THE DUMPS."(10)

You may be wondering which business periodical ran that summary of recent events. The answer is none. Mr. Royce excerpted it from the book THE CRAFT OF INVESTING, written a decade ago by John Train. In the book, Train listed each of these events as typical of market bottoms. None of us know for sure whether or not the stock market has bottomed, but one thing does seem certain--the view ahead is better than the view in the rear-view mirror!


/s/ Bill Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com


(a) The views expressed by shareholder Stephen Royce or the quoted authors do not reflect the investments of the Funds, or the views of the portfolio managers or Harris Associates L.P., the Funds' investment adviser. Neither Harris Associates L.P. nor The Oakmark Funds can guarantee the accuracy or completeness of any information or numerical data included in a quoted statement.

THE OAKMARK FUND

     REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN]

[PHOTO OF KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

              THE OAKMARK FUND    S & P 500
Aug-91            $ 10,000        $ 10,000
Dec-91            $ 13,020        $ 10,909
Mar-92            $ 14,690        $ 10,634
Jun-92            $ 15,230        $ 10,836
Sep-92            $ 16,800        $ 11,178
Dec-92            $ 19,386        $ 11,741
Mar-93            $ 20,927        $ 12,253
Jun-93            $ 21,494        $ 12,313
Sep-93            $ 23,095        $ 12,631
Dec-93            $ 25,300        $ 12,924
Mar-94            $ 24,242        $ 12,434
Jun-94            $ 24,951        $ 12,486
Sep-94            $ 26,663        $ 13,097
Dec-94            $ 26,138        $ 13,095
Mar-95            $ 28,539        $ 14,370
Jun-95            $ 30,303        $ 15,741
Sep-95            $ 32,841        $ 16,992
Dec-95            $ 35,134        $ 18,015
Mar-96            $ 36,386        $ 18,982
Jun-96            $ 37,661        $ 19,834
Sep-96            $ 37,945        $ 20,447
Dec-96            $ 40,828        $ 22,152
Mar-97            $ 42,456        $ 22,746
Jun-97            $ 48,917        $ 26,716
Sep-97            $ 52,009        $ 28,717
Dec-97            $ 54,132        $ 29,542
Mar-98            $ 59,517        $ 33,663
Jun-98            $ 57,909        $ 34,775
Sep-98            $ 49,899        $ 31,316
Dec-98            $ 56,155        $ 37,985
Mar-99            $ 55,888        $ 39,877
Jun-99            $ 62,332        $ 42,688
Sep-99            $ 53,882        $ 40,023
Dec-99            $ 50,277        $ 45,977
Mar-00            $ 45,767        $ 47,032
Jun-00            $ 46,950        $ 45,783
Sep-00            $ 49,815        $ 45,339
Dec-00            $ 56,201        $ 41,791
Mar-01            $ 60,342        $ 36,837
Jun-01            $ 65,927        $ 38,993
Sep-01            $ 59,986        $ 33,269
Dec-01            $ 66,479        $ 36,824
Mar-02            $ 69,250        $ 36,926
Jun-02            $ 63,463        $ 31,979
Sep-02            $ 52,927        $ 26,454
Dec-02            $ 56,902        $ 28,686
Mar-03            $ 54,576        $ 27,783

                                     AVERAGE ANNUAL TOTAL RETURNS(1)
                                            (AS OF 3/31/03)
                                                                         SINCE
                         TOTAL RETURN                                  INCEPTION
                        LAST 3 MONTHS*    1-YEAR    5-YEAR   10-YEAR    (8/5/91)
--------------------------------------------------------------------------------
OAKMARK FUND                -4.09%        -21.19%   -1.72%    10.05%    15.67%
S&P 500                     -3.15%        -24.76%   -3.77%     8.53%     9.16%
Dow Jones Average(11)       -3.46%        -21.39%   -0.14%    11.10%    11.14%
Lipper Large Cap
Value Index(12)             -4.88%        -25.04%   -3.50%     7.63%     8.62%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund decreased in value by 4% last quarter. That loss was more than the 3% decline in the S&P 500 but less than most large-cap value funds. While the cumulative loss in the S&P 500 over the last three years is 41%, over those same three years, The Oakmark Fund has increased in value by 19%. Strict adherence to our business value based investment philosophy kept us from owning stocks hit hardest in this decline. Instead, we mostly owned stocks that benefited from a renewed focus on intrinsic value. Three years ago, the market was paying unusually large premiums for large-cap companies and for above-average growth companies. Today, after large price declines, those premiums have fallen sharply. For that reason, our new purchases have been concentrated in above-average growth large-cap stocks. Last quarter we added five new names--Anheuser-Busch is discussed below. Amerisource Bergen, Bank of New York, Baxter, and Diageo are discussed on our website (www.oakmark.com).

THIS BUD'S FOR YOU--AGAIN!

We believe Anheuser-Busch (BUD-$47) is a great company! Over the past twenty years, BUD had only one down EPS13 year (and that was down 2%!) and compounded EPS growth at 12% per year. It has consistently gained share, and as the world's largest brewer, it enjoys the economies of scale that come from supplying 50% of the beer consumed in the United States. (Not to mention the credit deserved for producing such entertaining commercials!) Since late 2000, BUD's EPS have grown 30% and interest rates have come down; yet BUD's stock price has been flat. We own this great company--now selling below seventeen times next year's expected earnings--at about a market multiple. Long term holders may recall that this is BUD's second appearance in The Oakmark Fund, having previously been held in the mid-nineties. It was a very good holding then, but in hindsight, we should have never sold it! We feel fortunate to have the opportunity to now re-purchase BUD.

Best wishes,


/s/ Bill Nygren

WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com


/s/ Kevin Grant

KEVIN GRANT, CFA
Portfolio Manager
kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3%

FOOD & BEVERAGE--8.2%
  General Mills, Inc.                                                     1,605,000   $     73,107,750
  Kraft Foods Inc.                                                        2,495,000         70,359,000
  H.J. Heinz Company                                                      2,310,000         67,452,000
  Anheuser-Busch Companies, Inc.                                          1,000,000         46,610,000
  Diageo plc(b)                                                           1,100,000         45,232,000
                                                                                      ----------------
                                                                                           302,760,750

HOUSEHOLD PRODUCTS--1.7%
  The Clorox Company                                                      1,390,200   $     64,185,534

OTHER CONSUMER GOODS & SERVICES--7.1%
  H&R Block, Inc.                                                         3,029,300   $    129,320,817
  Fortune Brands, Inc.                                                    1,745,600         74,833,872
  Mattel, Inc.                                                            2,599,800         58,495,500
                                                                                      ----------------
                                                                                           262,650,189

BROADCASTING & PROGRAMMING--2.8%
  Liberty Media Corporation, Class A(a)                                   7,849,400   $     76,374,662
  The Walt Disney Company                                                 1,500,000         25,530,000
                                                                                      ----------------
                                                                                           101,904,662

BUILDING MATERIALS & CONSTRUCTION--1.9%
  Masco Corporation                                                       3,733,000   $     69,508,460

CABLE SYSTEMS & SATELLITE TV--6.5%
  AOL Time Warner Inc.(a)                                                 6,867,700   $     74,583,222
  General Motors Corporation, Class H
    (Hughes Electronics Corporation)(a)                                   6,100,000         68,320,000
  EchoStar Communications Corporation(a)                                  2,275,000         65,702,000
  Comcast Corporation, Special Class A(a)                                 1,050,000         28,864,500
                                                                                      ----------------
                                                                                           237,469,722

HARDWARE--1.8%
  The Black & Decker Corporation                                          1,922,200   $     67,007,892

PUBLISHING--3.1%
  Gannett Co., Inc.                                                         884,500   $     62,295,335
  Knight-Ridder, Inc.                                                       916,000         53,586,000
                                                                                      ----------------
                                                                                           115,881,335

RECREATION & ENTERTAINMENT--1.1%
  Carnival Corporation                                                    1,678,300   $     40,463,813

RESTAURANTS--4.3%
  Yum! Brands, Inc(a)                                                     3,509,000   $     85,373,970
  McDonald's Corporation                                                  5,000,000         72,300,000
                                                                                      ----------------
                                                                                           157,673,970

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3% (CONT.)

RETAIL--10.3%
  The Home Depot, Inc.                                                    3,581,500   $     87,245,340
  J.C. Penney Company, Inc.                                               4,052,900         79,598,956
  The Kroger Co.(a)                                                       5,290,000         69,563,500
  Safeway Inc.(a)                                                         3,327,000         62,980,110
  The Gap, Inc.                                                           3,576,700         51,826,383
  Toys `R' Us, Inc.(a)                                                    3,125,000         26,156,250
                                                                                      ----------------
                                                                                           377,370,539

BANK & THRIFTS--6.8%
  Washington Mutual, Inc.                                                 3,937,300   $    138,868,571
  U.S. Bancorp                                                            3,700,000         70,226,000
  The Bank of New York Company, Inc.                                      2,100,000         43,050,000
                                                                                      ----------------
                                                                                           252,144,571

INSURANCE--2.1%
  MGIC Investment Corporation                                             1,937,900   $     76,101,333

OTHER FINANCIAL--2.4%
  Fannie Mae                                                              1,370,000   $     89,529,500

HEALTH CARE SERVICES--1.0%
  AmerisourceBergen Corp                                                    700,000   $     36,750,000

MEDICAL PRODUCTS--3.1%
  Guidant Corporation(a)                                                  1,571,700   $     56,895,540
  Baxter International Inc.                                               3,000,000         55,920,000
                                                                                      ----------------
                                                                                           112,815,540

PHARMACEUTICALS--9.3%
  Abbott Laboratories                                                     2,050,000   $     77,100,500
  Merck & Co., Inc.                                                       1,350,000         73,953,000
  Bristol-Myers Squibb Company                                            3,450,000         72,898,500
  Schering-Plough Corporation                                             3,925,000         69,982,750
  Chiron Corporation(a)                                                   1,299,000         48,712,500
                                                                                      ----------------
                                                                                           342,647,250

TELECOMMUNICATIONS--1.3%
  Sprint Corporation                                                      4,200,800   $     49,359,400

COMPUTER SERVICES--3.7%
  First Data Corporation                                                  2,200,000   $     81,422,000
  SunGard Data Systems, Inc.(a)                                           2,601,600         55,414,080
                                                                                      ----------------
                                                                                           136,836,080

COMPUTER SYSTEMS--1.1%
  Sun Microsystems, Inc.(a)                                              12,500,000   $     40,750,000

OFFICE EQUIPMENT--1.5%
  Xerox Corporation(a)                                                    6,267,400   $     54,526,380

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3% (CONT.)

AEROSPACE & DEFENSE--2.6%
  Honeywell International, Inc.                                           3,050,000   $     65,148,000
  The Boeing Company                                                      1,152,800         28,889,168
                                                                                      ----------------
                                                                                            94,037,168

OTHER INDUSTRIAL GOODS & SERVICES--1.0%
  Illinois Tool Works Inc.                                                  604,200   $     35,134,230

WASTE DISPOSAL--1.9%
  Waste Management, Inc.                                                  3,274,300   $     69,349,674

OIL & NATURAL GAS--4.1%
  ConocoPhillips                                                          1,435,335   $     76,933,956
  Burlington Resources Inc.                                               1,571,100         74,957,181
                                                                                      ----------------
                                                                                           151,891,137

ELECTRIC UTILITIES--1.6%
  Duke Energy Corporation                                                 3,997,700   $     58,126,558

  TOTAL COMMON STOCKS (COST: $3,500,853,706)                                             3,396,875,687

SHORT TERM INVESTMENTS--7.5%

U.S. GOVERNMENT BILLS--4.2%
  United States Treasury Bills, 1.15% - 1.18%
    due 4/10/2003 - 6/19/2003                                      $    155,000,000   $    154,779,993

  TOTAL U.S. GOVERNMENT BILLS (COST: $154,770,715)                                         154,779,993

REPURCHASE AGREEMENTS--3.3%
  IBT Repurchase Agreement, 1.25% due 4/1/2003,
    repurchase price $117,004,063 collateralized by
    U.S. Government Agency Securities                              $    117,000,000   $    117,000,000
  IBT Repurchase Agreement, 1.01% due 4/1/2003,
    repurchase price $2,825,328 collateralized by a
    U.S. Government Agency Security                                       2,825,249          2,825,249
                                                                                      ----------------

  TOTAL REPURCHASE AGREEMENT (COST: $119,825,249)                                          119,825,249

  TOTAL SHORT TERM INVESTMENTS (COST: $274,595,964)                                        274,605,242

  Total Investments (Cost $3,775,449,670)--99.8%                                      $  3,671,480,929
  Other Assets In Excess Of Other Liabilities--0.2%                                          7,432,939
                                                                                      ----------------
  TOTAL NET ASSETS--100%                                                              $  3,678,913,868
                                                                                      ================

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

     REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN]

[PHOTO OF HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/03) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

               THE OAKMARK
               SELECT FUND        S & P 500
Oct-1996        $ 10,000          $ 10,000
Dec-1996        $ 11,420          $ 10,543
Mar-1997        $ 12,140          $ 10,826
Jun-1997        $ 14,180          $ 12,715
Sep-1997        $ 16,340          $ 13,668
Dec-1997        $ 17,704          $ 14,060
Mar-1998        $ 20,078          $ 16,021
Jun-1998        $ 20,462          $ 16,551
Sep-1998        $ 16,936          $ 14,904
Dec-1998        $ 20,575          $ 18,078
Mar-1999        $ 22,766          $ 18,979
Jun-1999        $ 24,482          $ 20,317
Sep-1999        $ 22,028          $ 19,048
Dec-1999        $ 23,557          $ 21,882
Mar-2000        $ 25,667          $ 22,384
Jun-2000        $ 24,324          $ 21,790
Sep-2000        $ 27,432          $ 21,578
Dec-2000        $ 29,637          $ 19,890
Mar-2001        $ 32,826          $ 17,532
Jun-2001        $ 35,865          $ 18,558
Sep-2001        $ 34,496          $ 15,834
Dec-2001        $ 37,359          $ 17,526
Mar-2002        $ 38,306          $ 17,574
Jun-2002        $ 35,206          $ 15,220
Sep-2002        $ 29,720          $ 12,590
Dec-2002        $ 32,699          $ 13,653
Mar-2003        $ 32,535          $ 13,223

                                          AVERAGE ANNUAL TOTAL RETURNS(1)
                                                  (AS OF 3/31/03)
                                                                         SINCE
                                   TOTAL RETURN                        INCEPTION
                                  LAST 3 MONTHS*    1-YEAR    5-YEAR   (11/1/96)
--------------------------------------------------------------------------------
OAKMARK SELECT FUND                   -0.50%        -15.07%   10.13%    20.18%
S&P 500                               -3.15%        -24.76%   -3.77%     4.45%
S&P MidCap 400(14)                    -4.43%        -23.45%    3.27%     9.82%
Lipper Mid Cap
Value Index(15)                       -4.23%        -23.06%   -0.71%     5.14%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Select Fund lost 1% last quarter. Although reporting a negative return is always disappointing, the loss was less than either the 3% decline in the S&P 500 or the 4% decline that equity mutual funds averaged. On a trailing three year basis, The Oakmark Select Fund has increased by 27% in sharp contrast to the S&P 500's loss of 41%. Two factors made that outcome possible. The Fund's non-diversified structure made stock selection more influential on our results than it was for most funds and allowed for the possibility that our results would materially differ from market returns. That could have been either a good or a bad thing! For us, it was a good thing because our research team led us to stocks that were priced substantially below business value, despite the market being overvalued. That's why we continue to believe our analysts are the best in the business!

Last quarter we eliminated our Electronic Data Systems (EDS) position and increased the number of holdings to twenty by adding Bristol-Myers (BMY-$21) and Starwood Hotels (HOT-$24). Our rationale for owning BMY has been covered previously in material from The Oakmark Fund--we believe most drug companies are superior businesses deserving premium multiples but now are priced as below-average companies.

Starwood Hotels operates and franchises hotels under the brands Sheraton, Westin, St. Regis, and W. Our purchase of Starwood is an example of exploiting a time horizon that is much longer than most investors use. Starwood stock peaked last May at $38. Last month, when travel fears increased, the stock sold at $22. Analysts generally agree that Starwood's assets are worth $35-$40 per share, yet suggest deferring purchase until the timing of a recovery in travel is more certain. We concur with their valuation and especially like Starwood's recent sale of a Milan hotel at a price that makes our valuation look too conservative. At this discount, we are very comfortable being patient!

Best wishes,


/s/ Bill Nygren

WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com


/s/ Henry R. Berghoef

HENRY R. BERGHOEF, CFA
Portfolio Manager
berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3%

OTHER CONSUMER GOODS & SERVICES--13.2%
  H&R Block, Inc.                                                         8,859,800   $    378,224,862
  Mattel, Inc.                                                            7,541,400        169,681,500
                                                                                      ----------------
                                                                                           547,906,362

CABLE SYSTEMS & SATELLITE TV--3.7%
  AOL Time Warner Inc.(a)                                                14,000,000   $    152,040,000

HOTELS & MOTELS--2.2%
  Starwood Hotels & Resorts Worldwide, Inc.                               3,880,000   $     92,305,200

INFORMATION SERVICES--7.7%
  The Dun & Bradstreet Corporation(a)(b)                                  4,534,900   $    173,459,925
  Moody's Corporation                                                     3,123,600        144,404,028
                                                                                      ----------------
                                                                                           317,863,953

PUBLISHING--3.7%
  Knight-Ridder, Inc.                                                     2,606,500   $    152,480,250

RESTAURANTS--5.0%
  Yum! Brands, Inc(a)                                                     8,472,000   $    206,123,760

RETAIL--9.7%
  The Kroger Co.(a)                                                      11,175,700   $    146,960,455
  Office Depot, Inc.(a)                                                  11,384,900        134,683,367
  Toys `R' Us, Inc.(a)(b)                                                14,198,100        118,838,097
                                                                                      ----------------
                                                                                           400,481,919

BANK & THRIFTS--18.0%
  Washington Mutual, Inc.                                                21,151,400   $    746,009,878

INVESTMENT MANAGEMENT--2.8%
  Janus Capital Group Inc.                                               10,169,600   $    115,831,744

HEALTH CARE SERVICES--4.3%
  IMS Health Incorporated                                                11,353,441   $    177,227,214

PHARMACEUTICALS--5.8%
  Chiron Corporation(a)                                                   3,892,000   $    145,950,000
  Bristol-Myers Squibb Company                                            4,417,400         93,339,662
                                                                                      ----------------
                                                                                           239,289,662

TELECOMMUNICATIONS--3.1%
  Sprint Corporation                                                     11,054,200   $    129,886,850

COMPUTER SERVICES--4.8%
  First Data Corporation                                                  5,330,400   $    197,278,104

OFFICE EQUIPMENT--4.3%
  Xerox Corporation(a)                                                   20,692,700   $    180,026,490

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3% (CONT.)

OIL & NATURAL GAS--4.0%
  Burlington Resources Inc.                                               3,501,800   $    167,070,878

  TOTAL COMMON STOCKS (COST: $3,260,481,723)                                             3,821,822,264

SHORT TERM INVESTMENTS--7.6%

U.S. GOVERNMENT BILLS--4.0%
  United States Treasury Bills, 1.18% - 1.20%
    due 4/3/2003 - 6/12/2003                                       $    165,000,000   $    164,802,930

  TOTAL U.S. GOVERNMENT BILLS (COST: $164,791,087)                                         164,802,930

REPURCHASE AGREEMENTS--3.6%
  IBT Repurchase Agreement, 1.25% due 4/1/2003,
    repurchase price $142,004,931 collateralized by
    U.S. Government Agency Securities                              $    142,000,000   $    142,000,000
  IBT Repurchase Agreement, 1.01% due 4/1/2003,
    repurchase price $5,452,076 collateralized by
    U.S. Government Agency Securities                                     5,451,923          5,451,923
                                                                                      ----------------
  TOTAL REPURCHASE AGREEMENT (COST: $147,451,923)                                          147,451,923

  TOTAL SHORT TERM INVESTMENTS (COST: $312,243,010)                                        312,254,853

  Total Investments (Cost $3,572,724,733)--99.9%                                      $  4,134,077,117

  Other Assets In Excess Of Other Liabilities--0.1%                                          5,786,443
                                                                                      ----------------
  TOTAL NET ASSETS--100%                                                              $  4,139,863,560
                                                                                      ================

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

     REPORT FROM JAMES P. BENSON AND CLYDE S. McGREGOR, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON]

[PHOTO OF CLYDE S. McGREGOR]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/03) AS COMPARED TO THE RUSSELL 2000 INDEX(16)

               THE OAKMARK
              SMALL CAP FUND      RUSSELL 2000
Oct-1995         $ 10,000           $ 10,000
Dec-1995         $ 10,330           $ 10,695
Mar-1996         $ 11,460           $ 11,241
Jun-1996         $ 12,470           $ 11,803
Sep-1996         $ 13,250           $ 11,843
Dec-1996         $ 14,440           $ 12,459
Mar-1997         $ 15,220           $ 11,815
Jun-1997         $ 17,660           $ 13,730
Sep-1997         $ 20,340           $ 15,774
Dec-1997         $ 20,290           $ 15,245
Mar-1998         $ 21,732           $ 16,779
Jun-1998         $ 20,467           $ 15,997
Sep-1998         $ 14,976           $ 12,774
Dec-1998         $ 17,620           $ 14,857
Mar-1999         $ 16,069           $ 14,051
Jun-1999         $ 18,205           $ 16,237
Sep-1999         $ 16,558           $ 15,210
Dec-1999         $ 16,224           $ 18,015
Mar-2000         $ 15,974           $ 19,292
Jun-2000         $ 15,926           $ 18,562
Sep-2000         $ 18,014           $ 18,768
Dec-2000         $ 16,937           $ 17,471
Mar-2001         $ 17,816           $ 16,335
Jun-2001         $ 21,218           $ 18,688
Sep-2001         $ 18,026           $ 14,788
Dec-2001         $ 21,391           $ 17,906
Mar-2002         $ 24,014           $ 18,619
Jun-2002         $ 22,369           $ 17,064
Sep-2002         $ 17,445           $ 13,412
Dec-2002         $ 18,595           $ 14,238
Mar-2003         $ 17,185           $ 13,598

                                           AVERAGE ANNUAL TOTAL RETURNS(1)
                                                   (AS OF 3/31/03)
                                                                         SINCE
                                   TOTAL RETURN                        INCEPTION
                                  LAST 3 MONTHS*    1-YEAR    5-YEAR   (11/1/95)
--------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND                -7.58%        -28.44%   -4.58%     7.57%
Russell 2000                          -4.49%        -26.96%   -4.11%     4.23%
S&P Small Cap 6001(7)                 -5.79%        -24.81%   -0.88%     7.51%
Lipper Small Cap
Value Index(18)                       -5.77%        -22.51%   -0.14%     7.83%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

During the first calendar quarter of 2003 investors appeared to focus on geopolitical developments and the stock market surged and slumped along with news developments. Overall, the just concluded quarter could be characterized as lackluster. Stocks slipped in value as the S&P 500 Index(4) fell by 3% and the Russell 2000 Index declined by 4%. Your Fund experienced a loss of 8% during the last three months which we believe reflects the near-term volatility of the uncertain times in which we live.

WHERE DO WE GO FROM HERE?

We are not going to waste time with a review of the most recent news events that have been impacting stock prices since that would be redundant given the saturation news coverage accorded the hostilities in Iraq. Future economic activity, or lack thereof, is likely to be the key determinant of stock prices and we are reasonably upbeat with what we are seeing. Six major economic indicators are, we believe, pointing towards a more robust economy. These six include: 1) positive fiscal stimulus as federal and many state budgets experience operating deficits; 2) monetary policy from the Federal Reserve has been accommodative; 3) inventories are generally at low levels; 4) costs have been reduced at many companies; 5) the decline in the dollar makes U.S. exports more attractive to foreign buyers and 6) interest rates are near post World War II lows. If energy prices decline following the cessation of military action, the economy will have yet another source of stimulus. Collectively, we believe these indicators point toward stronger future economic activity. However, there are still trouble spots in the U.S. economy ranging from debt burdened consumers to tepid capital spending from businesses, but we believe the positives are likely to overwhelm the negatives over time. Successful long-term investing often hinges on seeing opportunities and accessing risks well ahead of the crowd. In constructing the portfolio for your Fund, we have been able to invest in many quality companies selling for single digit multiples of their estimated earnings and cash flow. We believe these valuation levels are extremely attractive when compared to current interest rates and we remain hopeful these stock valuations improve prospectively.

                                   HIGHLIGHTS

     - We are reasonably upbeat about future economic activity, likely to be the key determinant of stock prices.

     - Six major economic indicators are pointing towards a more robust economy.

     - The portfolio consists of many quality companies selling for single digit multiples of estimated earnings and cash flow.

WHAT ARE WE LOOKING FOR?

The easy answer to the forgoing question is an inexpensive stock that will appreciate rapidly over the next several years. While our goal is easily defined, finding companies that are likely to be additive to your Fund's portfolio performance is the difficult task assigned to our analytical staff. While no investment process that we are aware of generates a perfect track record, we work diligently to uncover stocks that are undervalued relative to their private market value. A couple of examples of stocks that we own should help clarify how we think about the investment process.

One stock that we continue to like is eFunds Corporation. This firm provides electronic transaction processing, ATM solutions, risk management and business process outsourcing services to financial institutions, government agencies and retailers worldwide. What most investors seem to be focused on is eFunds disappointing earnings performance over the past few quarters and this has caused the stock to decline. What we see is a financially robust company (the company has over $100 million in net cash) that generates a large amount of operating cash flow. In fact, eFunds' stock (less net cash) has recently been trading at just over three times the firm's pre-tax cash flow generation. We believe eFunds' outlook is also aided by the new management team that was hired in 2002. The new team appears to be proactively repositioning eFunds' product and service offerings to improve the company's revenue growth, earnings levels and cash generation capability. For those investors that just focus on reported earnings, most of eFunds progress has been hidden in recent quarters, but if reported earnings begin to improve we would anticipate other investors may become aware of the value of this company.

Another company the Fund owns that makes a good case study is Checkpoint Systems. Checkpoint develops, manufactures and sells security systems that help retailers control shoplifting. Checkpoint's two major revenue sources are the sales of equipment (often seen at the entrances of stores) and the source tags that are embedded in the items for sale in a store. During an economic slowdown, the number of retailers willing to upgrade their security systems tends to decline (this relates to the slowdown in capital spending point mentioned earlier) while the number of source tags sold also slows as retailers sell fewer units of merchandise. Both sources of revenue slowed for Checkpoint during 2002, but the firm remains well positioned to benefit from an economic upturn. Additionally, despite the sluggish economic environment in 2002, Checkpoint was able to generate slightly more than $100 million in cash from operations. With a stock market capitalization of approximately $330 million, Checkpoint is currently being valued at just over three times cash flow. While we have been disappointed with the recent performance of eFunds' and Checkpoint's stocks, we are encouraged by the underlying financial trends at these companies. These are a couple of examples why we remain optimistic on the long-term future of small cap equities.

PORTFOLIO UPDATE

During the past quarter we deleted three stocks from your Fund's portfolio while we added one new company. The companies we sold were Elan Corporation, H.B. Fuller Company and ITT Educational Services. ITT Educational had been a strong performer for the Fund for a couple of years and we elected to liquidate this position principally due to its valuation relative to many other stocks in the portfolio. Both Elan and H.B. Fuller were small positions where we wanted to redeploy the capital invested in these companies into other stocks that we believe represent better values. The one stock we purchased during the quarter was Advanced Medical Optics Incorporated. This company is a leading provider of eye care products including replacement lenses for cataracts as well as contact lens care products. We were attracted to Advanced Medical's stock for reasons including strong market shares for several of the company's products, good cash flow generation and favorable macro demand trends being generated from an aging population.

IN CLOSING

We would like to thank our shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. We look forward to communicating with you again next quarter.


/s/ James P. Benson

JAMES P. BENSON, CFA
Portfolio Manager
jbenson@oakmark.com


/s/ Clyde S. McGregor

CLYDE S. McGREGOR, CFA
Portfolio Manager
mcgregor@oakmark.com

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9%

FOOD & BEVERAGE--7.7%
  Ralcorp Holdings, Inc.(a)                                                 575,000   $     14,973,000
  Del Monte Foods Company(a)                                              1,230,000          9,175,800
                                                                                      ----------------
                                                                                            24,148,800

HOUSEHOLD PRODUCTS--3.7%
  Tupperware Corporation                                                    850,000   $     11,747,000

OTHER CONSUMER GOODS & SERVICES--5.0%
  Department 56, Inc.(a)(b)                                                 760,000   $      7,463,200
  Callaway Golf Company                                                     475,000          5,643,000
  Central Parking Corporation                                               250,000          2,500,000
                                                                                      ----------------
                                                                                            15,606,200

SECURITY SYSTEMS--3.0%
    Checkpoint Systems, Inc.(a)                                             968,300   $      9,528,072

APPAREL--2.4%
  Oakley, Inc.(a)                                                           671,200   $      5,537,400
  R.G. Barry Corporation(a)(b)                                              900,000          2,070,000
                                                                                      ----------------
                                                                                             7,607,400

AUTOMOBILE RENTALS--1.9%
  Dollar Thrifty Automotive Group, Inc.(a)                                  350,000   $      5,827,500

BUILDING MATERIALS & CONSTRUCTION--3.1%
  Insituform Technologies, Inc., Class A(a)                                 732,500   $      9,852,125

HOTELS & MOTELS--1.3%
  Prime Hospitality Corp.(a)                                                810,000   $      4,179,600

INFORMATION SERVICES--3.2%
  eFunds Corporation(a)                                                   1,477,600   $     10,151,112

MARKETING SERVICES--1.4%
  DoubleClick Inc.(a)                                                       500,000   $      3,885,000
  Grey Global Group Inc.                                                      1,000            616,990
                                                                                      ----------------
                                                                                             4,501,990

RESTAURANTS--1.3%
  Triarc Companies, Inc.(a)                                                 150,000   $      4,177,500

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9% (CONT.)

RETAIL--2.8%
  ShopKo Stores, Inc.(a)(c)                                                 740,000   $      8,621,000

BANK & THRIFTS--7.3%
  BankAtlantic Bancorp, Inc., Class A                                     1,000,000   $      9,790,000
  People's Bank of Bridgeport, Connecticut                                  360,000          9,090,000
  PennFed Financial Services, Inc.                                          150,000          3,982,500
                                                                                      ----------------
                                                                                            22,862,500

INSURANCE--3.3%
  The PMI Group, Inc.(c)                                                    400,000   $     10,220,000

OTHER FINANCIAL--2.5%
  NCO Group, Inc.(a)                                                        530,000   $      7,685,000

REAL ESTATE--3.7%
  Catellus Development Corporation(a)                                       360,000   $      7,560,000
  Trammell Crow Company(a)                                                  495,000          3,940,200
                                                                                      ----------------
                                                                                            11,500,200

MEDICAL PRODUCT--7.7%
  Hanger Orthopedic Group, Inc.(a)                                          950,000   $     10,858,500
  CONMED Corporation(a)                                                     400,000          6,564,000
  Sybron Dental Specialties, Inc.(a)                                        300,000          5,235,000
  Advanced Medical Optics, Inc.(a)                                          100,000          1,345,000
                                                                                      ----------------
                                                                                            24,002,500

PHARMACEUTICALS--5.4%
  Pharmaceutical Resources Inc(a)                                           400,000   $     16,992,000

COMPUTER SERVICES--2.9%
  CIBER, Inc.(a)                                                          1,805,000   $      8,591,800
  Interland, Inc.(a)                                                        800,000            528,000
                                                                                      ----------------
                                                                                             9,119,800

COMPUTER SOFTWARE--8.2%
  Sybase Inc(a)                                                             800,000   $     10,360,000
  MSC.Software Corp.(a)                                                   1,300,000         10,075,000
  Mentor Graphics Corporation(a)                                            587,000          5,247,780
                                                                                      ----------------
                                                                                            25,682,780

COMPUTER SYSTEMS--1.3%
  Optimal Robotics Corp., Class A(a)(d)                                     723,500   $      4,167,360

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.9% (CONT.)

DATA STORAGE--2.2%
  Imation Corp.(a)                                                          182,000   $      6,774,040

OFFICE EQUIPMENT--1.6%
  InFocus Corporation(a)                                                    935,500   $      4,621,370
  MCSi, Inc.(a)                                                             895,000            304,300
                                                                                      ----------------
                                                                                             4,925,670

INSTRUMENTS--0.5%
  Measurement Specialties, Inc.(a)                                          550,000   $      1,567,500

MACHINERY & INDUSTRIAL PROCESSING--4.6%
  SureBeam Corporation, Class A(a)(b)                                     4,000,000   $     14,040,000
  Columbus McKinnon Corporation(a)                                          254,800            410,228
                                                                                      ----------------
                                                                                            14,450,228

OTHER INDUSTRIAL GOODS & SERVICES--1.0%
  Integrated Electrical Services, Inc.(a)                                   750,000   $      3,202,500

OIL & NATURAL GAS--5.9%
  St. Mary Land & Exploration Company                                       350,000   $      8,767,500
  Cabot Oil & Gas Corporation                                               250,000          6,000,000
  Berry Petroleum Company                                                   250,000          3,750,000
                                                                                      ----------------
                                                                                            18,517,500

  TOTAL COMMON STOCKS (COST: $356,774,501)                                                 297,617,877

SHORT TERM INVESTMENTS--5.4%

U.S. GOVERNMENT BILLS--1.6%
  United States Treasury Bill, 1.155% due 4/3/2003                 $      5,000,000   $      4,999,679

  TOTAL U.S. GOVERNMENT BILLS (COST: $4,999,679)                                             4,999,679

REPURCHASE AGREEMENTS--3.8%
  IBT Repurchase Agreement, 1.25% due 4/1/2003,
    repurchase price $10,000,347 collateralized by
    U.S. Government Agency Securities                              $     10,000,000   $     10,000,000
  IBT Repurchase Agreement, 1.01% due 4/1/2003,
    repurchase price $1,932,573 collateralized by
    U.S. Government Agency Securities                                     1,932,519          1,932,519
                                                                                      ----------------
  TOTAL REPURCHASE AGREEMENT (COST: $11,932,519)                                            11,932,519

  TOTAL SHORT TERM INVESTMENTS (COST: $16,932,198)                                          16,932,198

  Total Investments (Cost $373,706,699)--100.3%                                       $    314,550,075

                                                            SHARES SUBJECT TO CALL/
NAME                                                          SHARES SUBJECT TO PUT     MARKET VALUE
------------------------------------------------------------------------------------------------------

CALL OPTIONS WRITTEN--0.0%

RETAIL--0.0%
  ShopKo Stores, Inc., June 17.50 Calls                              (100,000)        $        (25,000)

  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
   $(102,097))--0 0%                                                                  $        (25,000)

PUT OPTIONS WRITTEN--(0.1%)

HOUSEHOLD PRODUCTS--(0.1%)
  Tupperware Corporation, July 15 Puts                                (50,000)        $        (91,250)

RETAIL--0.0%
  ShopKo Stores, Inc., June 10 Puts                                  (100,000)        $        (72,500)

  TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED:
   $(180,794))--(0 1%)                                                                $       (163,750)

  Other Liabilities In Excess Of Other Assets--(0.2%)                                         (708,812)
                                                                                      ----------------
  TOTAL NET ASSETS--100%                                                              $    313,652,513
                                                                                      ================

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) A portion of this security has been segregated to cover written option contracts.
(d)  Represents a foreign domiciled corporation.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

     REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. McGREGOR]

[PHOTO OF EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/03) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(19)

                   THE OAKMARK          LIPPER
                   EQUITY AND          BALANCED
                   INCOME FUND        FUND INDEX
Oct-1995            $ 10,000           $ 10,000
Dec-1995            $ 10,240           $ 10,473
Mar-1996            $ 10,500           $ 10,707
Jun-1996            $ 11,040           $ 10,925
Sep-1996            $ 11,110           $ 11,213
Dec-1996            $ 11,805           $ 11,840
Mar-1997            $ 12,153           $ 11,895
Jun-1997            $ 13,430           $ 13,178
Sep-1997            $ 14,810           $ 14,024
Dec-1997            $ 14,941           $ 14,243
Mar-1998            $ 16,233           $ 15,370
Jun-1998            $ 16,320           $ 15,599
Sep-1998            $ 15,191           $ 14,701
Dec-1998            $ 16,792           $ 16,392
Mar-1999            $ 16,792           $ 16,655
Jun-1999            $ 18,457           $ 17,402
Sep-1999            $ 17,518           $ 16,682
Dec-1999            $ 18,119           $ 17,863
Mar-2000            $ 18,924           $ 18,396
Jun-2000            $ 18,886           $ 18,174
Sep-2000            $ 20,761           $ 18,535
Dec-2000            $ 21,723           $ 18,290
Mar-2001            $ 22,621           $ 17,374
Jun-2001            $ 24,445           $ 17,984
Sep-2001            $ 23,751           $ 16,621
Dec-2001            $ 25,635           $ 17,698
Mar-2002            $ 26,708           $ 17,805
Jun-2002            $ 25,855           $ 16,628
Sep-2002            $ 23,640           $ 14,986
Dec-2002            $ 25,087           $ 15,807
Mar-2003            $ 24,515           $ 15,516

                                           AVERAGE ANNUAL TOTAL RETURNS(1)
                                                   (AS OF 3/31/03)
                                                                         SINCE
                                   TOTAL RETURN                        INCEPTION
                                  LAST 3 MONTHS*    1-YEAR    5-YEAR   (11/1/95)
--------------------------------------------------------------------------------
OAKMARK EQUITY AND                    -2.28%        -8.21%    8.59%     12.85%
INCOME FUND
S&P 500(4)                            -3.15%       -24.76%   -3.77%      6.90%
Lehman Govt./Corp.Bond(20)             1.65%        13.40%    7.64%      7.49%
Lipper Balanced
Fund Index                            -1.84%       -12.85%    0.19%      6.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

QUARTER REVIEW

Results for the quarter ended March 31 disappointed your management team. Not only did the fund's value decline by 2% but our results lagged behind the Lipper Balanced Fund Index by nearly 1/2%. The last time that the Fund trailed the Lipper Index was in the fourth calendar quarter of 1999, near the end of the bull market boom period. We can tolerate lagging when investors are ebullient. We have no tolerance, however, for lagging in a bear market. The explanation for the relative shortfall in the recently ended quarter was the poor performance of small and mid-cap companies, sectors where the fund is heavily represented. Large caps did somewhat better, particularly the large capitalization technology companies that dominate the NASDAQ(21). In times of world crisis, investors often retreat to the most liquid issues, and that seems to have happened recently.

The outbreak of war made the March quarter another in what has been a series of highly unusual time periods. It is our opinion that much of the stock market's volatility was the result of poorly informed reactions to political events rather than the result of careful analysis and long term thinking. We do not bring much insight as to what may develop in the very near future, but we firmly believe that the Fund is favorably positioned for the long term.

FIXED INCOME STRATEGY AND TACTICS

Since the Fund's earliest days we have welcomed your e-mailed questions and comments. When times are good, our e-mail flow tends to be sporadic. In challenging times like the present the flow picks up. Generally these communications cover a wide range of topics. The last few months, however, have been a time when our correspondents have converged on one issue. To our surprise, that issue has not been related to the extremely difficult conditions in the stock market or even the political environment. Instead, the authors have focused on our Fund's fixed income strategy, in particular, "what are we doing to protect the Fund's value against the inevitable increase in interest rates?" Given this level of interest, we are devoting this report to a review of our fixed income strategy and our current tactics. Those of you who have been with the Fund since the beginning can skip to the next report.

                                   HIGHLIGHTS

     - We base our investing on fundamental value and apply this measure to both our equity and fixed-income work.

     - Objectives for the fixed-income segment are to preserve capital, enhance portfolio income, and reduce volatility of the portfolio's return stream.

     - As fixed-income investors we manage two factors--duration and credit risk.

At harris associates, we base all of our investing activities on the idea of fundamental or intrinsic value. The concept of value is somewhat clearer for stocks as standards usually exist to help define what a business might be worth. And, opportunities to purchase equities that are materially mis-priced arise often. In the fixed income arena we observe that pricing inefficiencies do develop, but rarely to the degree commonly found in equities. This drives us to the conclusion that when we take on risk in the Fund, we should take it in equities because the reward for insightful analysis is far greater. Our objectives for the fixed income segment of the Fund are to preserve capital, enhance portfolio income, and reduce the volatility of the total portfolio return stream.

We typically invest between 30% and 40% of The Equity and Income Fund's assets in fixed income securities. We invest at least one-quarter of the total portfolio in US Treasury notes in order to provide safety, liquidity, and income. We periodically find opportunities to purchase attractively priced securities that government agencies such as the Federal Home Loan Bank Board issue. On rare occasions we add bonds that foreign governments have issued. The remainder of the fixed income segment is composed of corporate bonds and preferred stocks that we estimate to have total return prospects that are competitive with the stock market.

As fixed income investors we manage two factors: duration, a measure of sensitivity to changes in interest rates, and credit risk, the possibility that a holding will default. Since the great majority of the Fund's fixed income holdings are Treasury notes, the issue of credit risk applies only to the small allocation to corporate debt securities. For corporate issues, our analysts perform the same kind of fundamental analysis that they employ when evaluating equities. In fact, when looking at companies, our analysts are charged to look across the entire capitalization to seek out opportunity.

We are less active in our management of duration. We typically maintain the duration for the entire fixed income portfolio between 3 and 4. This means that a general shift in interest rates of 1% would cause a change in the value of the fixed income segment of 3-4%. We do very little investing based on anticipating changes in interest rates. Instead, we simply try to construct a fixed income position that dampens portfolio volatility while providing income. As rates have declined in recent years, we have shortened the maturity structure because we perceived the risk/reward ratio in longer term bonds to be less favorable. To understand this better, we study hypothetical scenarios and their effect on returns. For example, we analyzed the return profile of today's 10-year Treasury notes and found that it was almost impossible for these notes to generate returns of 6% or better over a longer term time horizon.

So, what are we doing to protect the portfolio against significant increases in interest rates? We are keeping our maturity structure quite short. The duration for the portfolio is currently only 2.7, probably a record low. This means that should interest rates instantaneously increase by 2%, the value of the fixed income segment of the Fund would decline by approximately 5.4%. But remember that the Fund is invested in both bonds and stocks. Given the current 36% allocation to fixed income securities, the effect on the Fund as a whole would be approximately 2% (in the unlikely event that the interest rate increase did not also affect stock prices).

Because we have previously written so much about our investment in Treasury Inflation-Protected Securities, we will simply note that they also speak to the problem of rising interest rates. For those who feel that we write too much about fixed income, the solution is simple: send us more e-mails about stocks!

In closing, we would like to express our hope for a speedy resolution to the Iraqi conflict. We recognize that anything we write about the Fund is of little significance when contrasted with current world events. We hope that our next quarterly report will find a world at peace.


/s/ Clyde S. McGregor

CLYDE S. McGREGOR, CFA
Portfolio Manager
mcgregor@oakmark.com


/s/ Edward A. Studzinski

EDWARD A. STUDZINSKI, CFA
Portfolio Manager
estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.5%

COMMON STOCKS--57.0%

FOOD & BEVERAGE--0.0%
  UST Inc.(a)                                                                25,000   $        690,000

BROADCASTING & PUBLISHING--0.6%
  Gemstar-TV Guide International Inc.(a)                                  4,500,000   $     16,510,500

CABLE SYSTEMS & SATELLITE TV--2.5%
  General Motors Corporation, Class H
    (Hughes Electronics Corporation)(a)                                   6,456,200   $     72,309,440

INFORMATION SERVICES--2.0%
  Ceridian Corporation(a)                                                 4,300,000   $     60,114,000

MARKETING SERVICES--1.5%
  The Interpublic Group of Companies, Inc.                                4,895,000   $     45,523,500

RECREATION & ENTERTAINMENT--1.0%
  International Game Technology(a)                                          345,000   $     28,255,500

RETAIL--4.0%
  J.C. Penney Company, Inc.                                               2,200,000   $     43,208,000
  Office Depot, Inc.(a)                                                   2,230,000         26,380,900
  BJ's Wholesale Club, Inc.(a)                                            2,275,000         25,707,500
  Costco Wholesale Corporation(a)                                           730,500         21,936,915
                                                                                      ----------------
                                                                                           117,233,315

INSURANCE--2.7%
  SAFECO Corporation                                                      2,300,000   $     80,431,000

OTHER FINANCIAL--0.5%
  GATX Corporation                                                        1,000,000   $     14,480,000

REAL ESTATE--1.3%
  Catellus Development Corporation(a)                                     1,550,000   $     32,550,000
  Hospitality Properties Trust                                              175,000          5,346,250
                                                                                      ----------------
                                                                                            37,896,250

HEALTH CARE SERVICES--1.8%
  Caremark Rx, Inc.(a)                                                    2,850,000   $     51,727,500

NAME                                                                    SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.5% (CONT.)

MANAGED CARE SERVICES--2.6%
  First Health Group Corp.(a)                                             3,000,000   $     76,320,000

MEDICAL CENTERS--3.5%
  Laboratory Corporation of America Holdings(a)                           3,500,000   $    103,775,000

MEDICAL PRODUCTS--5.1%
  Guidant Corporation(a)                                                  2,419,500   $     87,585,900
  Apogent Technologies Inc.(a)                                            2,750,000         40,095,000
  Techne Corporation(a)                                                     750,000         15,502,500
  Edwards Lifesciences Corporation(a)                                       275,000          7,535,000
                                                                                      ----------------
                                                                                           150,718,400

PHARMACEUTICALS--2.5%
  Watson Pharmaceuticals, Inc.(a)                                         2,250,000   $     64,732,500
  Abbott Laboratories                                                       200,000          7,522,000
                                                                                      ----------------
                                                                                            72,254,500

COMPUTER SERVICES--1.1%
  Concord EFS, Inc.(a)                                                    3,500,000   $     32,900,000

COMPUTER SOFTWARE--3.9%
  Synopsys, Inc.(a)                                                       2,150,000   $     91,504,000
  Novell, Inc.(a)                                                         8,000,000         17,200,000
  Mentor Graphics Corporation(a)                                            800,000          7,152,000
                                                                                      ----------------
                                                                                           115,856,000

COMPUTER SYSTEMS--1.0%
  The Reynolds and Reynolds Company, Class A                              1,164,000   $     29,449,200

AEROSPACE & DEFENSE--3.4%
  Rockwell Collins, Inc.(b)                                               2,810,000   $     51,619,700
  Honeywell International, Inc.                                           2,294,500         49,010,520
                                                                                      ----------------
                                                                                           100,630,220

AGRICULTURAL EQUIPMENT--0.1%
  Alamo Group Inc.                                                          141,900   $      1,654,554

DIVERSIFIED CONGLOMERATES--0.9%
  Textron, Inc.                                                             975,000   $     26,773,500

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.5% (CONT.)

INSTRUMENTS--1.6%
  Varian Inc.(a)                                                          1,649,400   $     47,271,804

MACHINERY & INDUSTRIAL PROCESSING--2.7%
  Rockwell Automation International Corporation                           2,075,000   $     42,952,500
  Cooper Industries, Ltd.                                                 1,000,000         35,710,000
                                                                                      ----------------
                                                                                            78,662,500

TRANSPORTATION SERVICES--0.0%
  Nordic American Tanker Shipping Limited(c)                                 70,000   $        983,500

AGRICULTURAL OPERATIONS--1.9%
  Monsanto Company                                                        3,500,000   $     57,400,000

FORESTRY PRODUCTS--2.1%
  Plum Creek Timber Company, Inc.                                         2,909,644   $     62,819,214

OIL & NATURAL GAS--6.7%
  Burlington Resources Inc.                                               2,000,000   $     95,420,000
  XTO Energy, Inc.                                                        2,495,233         47,409,427
  St. Mary Land & Exploration Company                                     1,200,000         30,060,000
  Cabot Oil & Gas Corporation                                             1,000,000         24,000,000
                                                                                      ----------------
                                                                                           196,889,427

  TOTAL COMMON STOCKS (COST: $1,702,869,618)                                             1,679,528,824

CONVERTIBLE BONDS--0.5%

CABLE SYSTEMS & SATELLITE TV--0.5%
  EchoStar Communications Corporation,
    4.875% due 1/1/2007                                            $     15,000,000   $     14,568,750

  TOTAL CONVERTIBLE BONDS (COST: $12,462,386)                                               14,568,750

  TOTAL EQUITY AND EQUIVALENTS (COST: $1,715,332,004)                                    1,694,097,574

FIXED INCOME--37.0%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
  Pennfed Capital Trust, Preferred, 8.90%                                    27,500   $        705,375
  Fidelity Capital Trust I, Preferred, 8.375%                                43,500            437,175
                                                                                      ----------------
                                                                                             1,142,550

                                                                       SHARES HELD/
NAME                                                                      PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
FIXED INCOME--37.0% (CONT.)

TELECOMMUNICATIONS--0.0%
  MediaOne Finance Trust III, Preferred, 9.04%                               20,000   $        509,600

  TOTAL PREFERRED STOCKS (COST: $1,622,500)                                                  1,652,150

CORPORATE BONDS--1.6%

BROADCASTING & PROGRAMMING--0.5%
  Liberty Media Corporation, 8.25%
    due 2/1/2030, Debenture                                        $     12,900,000   $     13,716,131

BUILDING MATERIALS & CONSTRUCTION--0.0%
  Juno Lighting, Inc., 11.875% due 7/1/2009,
    Senior Subordinated Note                                       $        750,000   $        798,750

CABLE SYSTEMS & SATELLITE TV--0.1%
  CSC Holdings Inc., 7.875% due 12/15/2007                         $      3,000,000   $      3,030,000

HOTELS & MOTELS--0.2%
  HMH Properties, 7.875% due 8/1/2005, Senior Note Series A        $      3,450,000   $      3,381,000
  Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes             2,750,000          2,799,547
                                                                                      ----------------
                                                                                             6,180,547

RETAIL--0.5%
  The Gap, Inc., 6.90% due 9/15/2007                               $      9,187,000   $      9,485,577
  Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes                4,900,000          4,679,500
  Ugly Duckling Corporation, 12.00% due 10/23/2003,
    Subordinated Debenture                                                  650,000            585,000
                                                                                      ----------------
                                                                                            14,750,077

MEDICAL PRODUCTS--0.2%
  CONMED Corporation, 9.00% due 3/15/2008                          $      5,610,000   $      5,806,350

MACHINERY & INDUSTRIAL PROCESSING--0.1%
  Columbus McKinnon Corporation New York,
    8.50% due 4/1/2008                                             $      3,000,000   $      2,070,000

ELECTRIC UTILITIES--0.0%
  Midland Funding Corporation, 11.75% due 7/23/2005                $        500,000   $        522,500

  TOTAL CORPORATE BONDS (COST: $43,665,528)                                                 46,874,355

NAME                                                                      PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
FIXED INCOME--37.0% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--35.4%

CANADIAN GOVERNMENT BONDS--1.7%
  Canada Government, 3.50% due 6/1/2004                            $     75,000,000   $     50,990,300

U.S. GOVERNMENT NOTES--33.2%
  United States Treasury Notes, 3.375% due 1/15/2007,
    Inflation Indexed                                              $    244,242,840   $    268,743,328
  United States Treasury Notes, 5.75% due 11/15/2005(b)                 175,000,000        192,670,975
  United States Treasury Notes, 3.50% due 11/15/2006                    175,000,000        182,369,075
  United States Treasury Notes, 1.625% due 1/31/2005                    150,000,000        150,468,750
  United States Treasury Notes, 1.875% due 9/30/2004                    125,000,000        126,020,500
  United States Treasury Notes, 2.875% due 6/30/2004                     25,000,000         25,503,900
  United States Treasury Notes, 1.75% due 12/31/2004                     25,000,000         25,143,550
  United States Treasury Notes, 7.25% due 8/15/2004                       5,000,000          5,407,030
                                                                                      ----------------
                                                                                           976,327,108

U.S. GOVERNMENT AGENCIES--0.5%
  Federal Home Loan Mortgage Corporation, 3.75% due
    11/26/2007                                                     $     10,000,000   $     10,146,880
  Federal Home Loan Bank, 5.10% due 12/26/2006                            2,035,000          2,092,871
  Federal Home Loan Bank, 3.875% due 12/15/2004                           1,000,000          1,037,615
                                                                                      ----------------
                                                                                            13,277,366

  TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $1,007,925,921)                          1,040,594,774

  TOTAL FIXED INCOME (COST: $1,053,213,949)                                              1,089,121,279

SHORT TERM INVESTMENTS--6.1%

U.S. GOVERNMENT BILLS--3.4%
  United States Treasury Bills, 1.11% - 1.163%
    due 4/3/2003 - 5/15/2003                                       $    100,000,000   $     99,927,854

  TOTAL U.S. GOVERNMENT BILLS (COST: $99,927,854)                                           99,927,854

REPURCHASE AGREEMENTS--2.7%
  IBT Repurchase Agreement, 1.25% due 4/1/2003,
    repurchase price $78,002,708 collateralized by
    U.S. Government Agency Securities                              $     78,000,000   $     78,000,000
  IBT Repurchase Agreement, 1.01% due 4/1/2003,
    repurchase price $2,670,299 collateralized by
    U.S. Government Agency Securities                                     2,670,224          2,670,224
                                                                                      ----------------
  TOTAL REPURCHASE AGREEMENT (COST: $80,670,224)                                            80,670,224

  TOTAL SHORT TERM INVESTMENTS (COST: $180,598,078)                                        180,598,078

  Total Investments (Cost $2,949,144,031)--100.6%                                     $  2,963,816,931

                                                                    CONTRACTS HELD/
                                                            SHARES SUBJECT TO CALL/
NAME                                                          SHARES SUBJECT TO PUT       MARKET VALUE
------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%

RETAIL--0.0%
  Office Depot, Inc., April 15 Calls                                   1,000          $         15,000
  Office Depot, Inc., April 17.50 Calls                                1,500                    15,000
                                                                                      ----------------
                                                                                                30,000

  TOTAL CALL OPTIONS PURCHASED (COST: $130,500)                                                 30,000

CALL OPTIONS WRITTEN--0.0%

AEROSPACE & DEFENSE--0.0%
  Rockwell Collins, Inc., July 25 Calls                             (200,000)         $        (40,000)

  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED:
   $(115,996))--0 0%                                                                           (40,000)

PUT OPTIONS WRITTEN--0.0%

AEROSPACE & DEFENSE--0.0%
  Rockwell Collins, Inc., July 20 Puts                              (200,000)         $       (500,000)

  TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED:
   $(390,988))--0.0%                                                                          (500,000)

  Other Liabilities In Excess Of Other Assets--(0.6%)                                 $    (18,857,393)
                                                                                      ----------------
  TOTAL NET ASSETS--100%                                                              $  2,944,449,538
                                                                                      ================

(a)  Non-income producing security.
(b) A portion of this security has been segregated to cover written option contracts.
(c)  Represents a foreign domiciled corporation.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS(a)

[PHOTO OF GREGORY L. JACKSON]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/03) AS COMPARED TO THE MSCI WORLD INDEX(22)

                THE OAKMARK GLOBAL FUND    MSCI WORLD INDEX
Aug-1999                $ 10,000               $ 10,000
Sep-1999                $  9,180               $  9,883
Dec-1999                $  9,981               $ 11,550
Mar-2000                $ 10,061               $ 11,668
Jun-2000                $ 10,381               $ 11,255
Sep-2000                $ 10,922               $ 10,689
Dec-2000                $ 11,562               $ 10,028
Mar-2001                $ 11,480               $  8,739
Jun-2001                $ 13,289               $  8,959
Sep-2001                $ 11,071               $  7,676
Dec-2001                $ 13,880               $  8,335
Mar-2002                $ 15,387               $  8,364
Jun-2002                $ 14,372               $  7,601
Sep-2002                $ 11,828               $  6,204
Dec-2003                $ 13,587               $  6,678
Mar-2003                $ 12,153               $  6,340

                                         AVERAGE ANNUAL TOTAL RETURNS(1)
                                                  (AS OF 3/31/03)
                                                                        SINCE
                               TOTAL RETURN                           INCEPTION
                              LAST 3 MONTHS*    1-YEAR    3-YEAR       (8/4/99)
--------------------------------------------------------------------------------
OAKMARK GLOBAL FUND               -10.55%       -21.02%     6.50%       5.48%(3)
MSCI World                         -5.06%       -24.20%   -18.38%     -11.68%
Lipper Global Fund Index(23)       -6.63%       -24.77%   -17.59%      -8.77%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund was down 11% for the three-month period ending March 31, 2003. This compares to declines of 5% for the MSCI World Index and 7% for the Lipper Global Fund Index. Since inception, your Fund has generated a total positive return of 22% versus declines of 37% for the MSCI World Index and 29% for the Lipper Global Fund Index.

In past letters, we have written about the increasing volatility in the stock market--this quarter was by no means an exception to that trend. In fact, many international markets experienced one of the most volatile quarters in history. For example, through mid-March, the CAC(24) (French index) and FTSE(25)
(UK index) declined 22% and 15% respectively, the DAX(26) (German index) declined 24% and the Amsterdam market(27) declined 32%. While here in the US, the S&P 500(4) and Dow Jones Industrial Average(11) both experienced declines of over 8% by mid-March. This extreme volatility was driven by concerns over the weak worldwide economy and fears of the ramifications of war with Iraq. Our hearts and prayers go out to the brave men and women serving our country and we wish them a quick and safe return home.

While we personally cannot have an impact on the worldwide economy or war with Iraq, we can do our best to be wise stewards of your capital and deploy your money when we believe the potential for reward far outweighs the potential risk involved. Oftentimes war engulfs people with genuine fear, due to the uncertainty of what may lie ahead. This fear leads many investors to panic, sell stocks and move their money into bonds or money market-type instruments. This causes markets to decline as we experienced this past quarter. However, times of fear and uncertainty can provide attractive purchase opportunities for long-term investors. In the book COMMON STOCKS AND UNCOMMON PROFITS, Phil Fisher discusses buying stocks on a war scare, which we think is worth sharing.

"COMMON STOCKS ARE USUALLY OF GREATEST INTEREST TO PEOPLE WITH IMAGINATION. OUR IMAGINATION IS STAGGERED BY THE UTTER HORROR OF MODERN WAR. THE RESULT IS THAT EVERY TIME THE INTERNATIONAL STRESSES OF OUR WORLD PRODUCE EITHER A WAR SCARE OR AN ACTUAL WAR, COMMON STOCKS REFLECT IT. THIS IS A PSYCHOLOGICAL PHENOMENON
WHICH MAKES LITTLE SENSE FINANCIALLY. ...

THE RESULTS ARE ALWAYS THE SAME. THROUGH THE ENTIRE TWENTIETH CENTURY, WITH A SINGLE EXCEPTION, EVERY TIME MAJOR WAR HAS BROKEN OUT ANYWHERE IN THE WORLD OR WHENEVER AMERICAN FORCES HAVE BECOME INVOLVED IN ANY FIGHTING WHATEVER, THE AMERICAN STOCK MARKET HAS ALWAYS PLUNGED SHARPLY DOWNWARD. THIS ONE EXCEPTION WAS THE OUTBREAK OF WORLD WAR II IN SEPTEMBER OF 1939. AT THAT TIME, AFTER AN ABORTIVE RALLY ON THOUGHTS OF FAT WAR CONTRACTS TO A NEUTRAL NATION, THE MARKET SOON WAS FOLLOWING THE TYPICAL DOWNWARD COURSE, A COURSE WHICH SOME MONTHS LATER RESEMBLED PANIC AS NEWS OF GERMAN

VICTORIES BEGAN PILING UP. NEVERTHELESS, AT THE CONCLUSION OF ALL ACTUAL FIGHTING--REGARDLESS OF WHETHER IT WAS WORLD WAR I, WORLD WAR II, OR KOREA--MOST STOCKS WERE SELLING AT LEVELS VASTLY HIGHER THAN PREVAILED BEFORE THERE WAS ANY THOUGHT OF WAR AT ALL. FURTHERMORE, AT LEAST TEN TIMES IN THE LAST TWENTY-TWO YEARS, NEWS HAS COME OF OTHER INTERNATIONAL CRISES WHICH GAVE THREAT OF MAJOR WAR. IN EVERY INSTANCE, STOCKS DIPPED SHARPLY ON THE FEAR OF WAR AND REBOUNDED SHARPLY AS THE WAR SUBSIDED."(28)

                                   HIGHLIGHTS

     - Many international markets experienced one of the most volatile quarters in their history.

     - Extreme volatility was driven by concerns over the weak worldwide economy and fear of the ramifications of war.

     - Fear and uncertainty provide attractive purchase opportunities for long-term investors.

We spend very little time trying to predict economic variables or trying to ascertain the consequences of war; we leave those questions to the economists and world leaders. Rather, we spend our time trying to find attractively priced companies that have real long-term growth potential and are being run by management teams that think in the long-term interests of shareholders. During the quarter we were able to find a few companies that we believe fit the above criteria. Here is a brief description of each company:

AOL TIME WARNER

AOL Time Warner owns one of the highest quality selections of media and entertainment assets in the world. The company is one of the top three cable operators, owns and operates many cable television networks (TBS, TNT, CNN, etc.), film entertainment (Harry Potter, Lord of the Rings, etc.), music production, publishing (Time and Fortune magazines, etc.) and owns America Online, which is the #1 internet service provider in the United States. When AOL and Time Warner merged a few years ago, the company traded for over $95 per share. During the past year, the company's stock price fell to below $10. While the $95 stock price tremendously overvalued the assets, we believe the current valuation is quite attractive, with asset values worth almost double the current stock price.

CONCORD EFS

Concord EFS is the #1 debit card processor in the United States via their ownership of the Star, MAC and Cash Station debit networks. The company is also the largest operator of outsourced ATM machines and a major credit card processor. Concord is a direct beneficiary of consumers migrating from paying for items via cash and checks to electronic means (debit cards, credit cards, stored value cards, etc.). Concord's stock price had fallen from a high of over $35 in 2002 to a recent price of under $9 per share due to concerns about major contract renewals occurring over the next 18 months. On April 2, 2003, Concord EFS agreed to be acquired by First Data Corporation for approximately $14 per share. Historically, we are not accustomed to seeing price and value converge so quickly in one of our investments, but we are not unhappy with the outcome.

NEOPOST

Neopost is the second largest supplier of mailroom equipment and services in the world. 70% of their sales are from franking machines and scales. 35% of sales are in the US, 35% in France, and the rest in the UK and other European markets. Sixty percent of their sales are recurring rental/lease income and support service revenue, with a more than 90% retention rate on their contracts.

Barriers to entry are huge, due to the highly regulated nature of franking machines. This business generates large amounts of free cash flow and has attractive secular growth (in Europe). Better yet, the Company is led by what we believe is one of the best management teams in Europe. Given their private equity backgrounds, management has an obsessive focus on returns and value per share growth. Their personal wealth is very much tied to the performance of the business and the share price. At current prices, Neopost trades at less than 8 times our estimate of this year's operating profit.

AKZO NOBEL--BASED IN THE NETHERLANDS

Akzo Nobel is a global conglomerate, with businesses in pharmaceuticals, coatings, chemicals, and fibers. We like some of their businesses and their increasing shareholder orientation. Akzo's pharmaceutical business is concentrated in ethical drugs and animal health. Their coatings business is the market leader in Europe, while the chemicals business is a mix of basics, industrial specialties, and specialties. EVA(R) (Economic Value Added)(29) analysis has recently been implemented throughout the organization. The top 750 managers can earn up to 100% of their salary as a bonus each year and they must exceed benchmark hurdles set against the top 3 players in each industry.

We believe Akzo is an extremely cheap stock. The Company trades at less than 6 times our estimate of this year's operating profit, less than 9 times this year's earnings, and yields over 5%. At the current share price the company trades at 50% of our appraisal of business value.

These new additions to the portfolio demonstrate our continued focus on buying and holding the most attractive companies at the best prices. We continue to welcome volatility in the stock markets around the world, as it affords us the opportunity to buy good businesses at very attractive prices.

Thank you for your continued confidence and support.


/s/ Gregory L. Jackson

GREGORY L. JACKSON
Portfolio Manager
gjackson@oakmark.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA
Portfolio Manager
mwelsh@oakmark.com

(a) The views expressed by Phil Fisher do not reflect the investments of the Funds, or the views of the portfolio managers or Harris Associates L.P., the Funds' investment adviser. Neither Harris Associates L.P. nor The Oakmark Funds can guarantee the accuracy or completeness of any information or numerical data included in a quoted statement.

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--MARCH 31, 2003 (UNAUDITED)

[CHART]

                                    % OF FUND
                          EQUITY MARKET VALUE
   ------------------------------------------
-  UNITED STATES                       42.1%

-  EUROPE                              40.4%
     Great Britain                     10.5%
   * France                             8.0%
   * Italy                              7.1%
   * Netherlands                        5.5%
   * Germany                            3.2%
     Switzerland                        3.2%
     Sweden                             2.9%

-  PACIFIC RIM                          9.5%
   Japan                                6.1%
   Korea                                1.8%
   Australia                            1.6%

-  LATIN AMERICA                        6.7%
   Mexico                               6.7%

-  OTHER                                1.3%
   Israel                               1.3%

   * Euro currency countries comprise 23.8% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                             DESCRIPTION                             SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.6%

FOOD & BEVERAGE--4.9%
  Diageo plc (Great Britain)     Beverages, Wines, &
                                   Spirits Manufacturer                      655,700   $      6,713,609

  Lotte Chilsung Beverage
    Co., Ltd. (Korea)            Soft Drinks, Juices & Sports
                                   Drinks Manufacturer                         9,260          3,619,616
                                                                                       ----------------
                                                                                             10,333,225

HOUSEHOLD PRODUCTS--3.1%
  Henkel KGaA (Germany)          Consumer Chemical
                                   Products Manufacturer                     116,500   $      6,361,948

AUTOMOBILES--1.1%
  Ducati Motor
    Holding S.p.A. (Italy)(a)    Motorcycle Manufacturer                   1,933,500   $      2,360,417

BROADCASTING & PROGRAMMING--7 0%
  Grupo Televisa S.A
    (Mexico)(a)(b)               Television Production &
                                   Broadcasting                              330,800   $      8,319,620
  Liberty Media
    Corporation, Class A
    (United States)(a)           Broadcast Services &
                                   Programming                               650,000          6,324,500
                                                                                       ----------------
                                                                                             14,644,120

BROADCASTING & PUBLISHING--0.9%
  Gemstar-TV Guide
    International Inc.
    (United States)(a)           Electronic Program Guide Services           500,000   $      1,834,500

CABLE SYSTEMS & SATELLITE
 TV--2.1%
    AOL Time Warner Inc.
    (United States)(a)           Multimedia                                  400,000   $      4,344,000

HOME FURNISHINGS--4.0%
  Hunter Douglas N.V
    (Netherlands)                Window Coverings Manufacturer               299,300   $      8,250,534

HUMAN RESOURCES--3.2%
  Michael Page
    International plc
    (Great Britain)              Recruitment Consultancy Services          4,815,400   $      6,652,445

NAME                             DESCRIPTION                             SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.6% (CONT.)

INFORMATION SERVICES--10.6%
  eFunds Corporation
    (United States)(a)           Electronic Debit Payment Services         1,770,300   $     12,161,961
  Ceridian Corporation
    (United States)(a)           Data Management Services                    700,000          9,786,000
                                                                                       ----------------
                                                                                             21,947,961

MARKETING SERVICES--5.6%
  The Interpublic Group of
    Companies, Inc.
    (United States)              Advertising & Marketing Services          1,250,000   $     11,625,000

RETAIL--3.4%
  Bulgari S.p.A. (Italy)         Jewelry Manufacturer & Retailer           1,692,600   $      7,010,749

BANK & THRIFTS--3.4%
  Banco Popolare di
    Verona e Novara
    Scrl (Italy)                 Commercial Bank                             440,100   $      4,988,974
  Washington Mutual,
    Inc. (United States)         Thrift                                       60,000          2,116,200
                                                                                       ----------------
                                                                                              7,105,174

FINANCIAL SERVICES--3.1%
  Julius Baer Holding Ltd.,
    Zurich (Switzerland)         Asset Management                             23,100   $      3,781,009
  Credit Suisse Group
    (Switzerland)(a)             Investment Services & Insurance             158,100          2,745,501
                                                                                       ----------------
                                                                                              6,526,510

OTHER FINANCIAL--2.3%
  Daiwa Securities Group
    Inc. (Japan)                 Stock Broker                              1,147,000   $      4,732,401

MANAGED CARE SERVICES--3.1%
  First Health Group Corp.
    (United States)(a)           Health Benefits Company                     250,000   $      6,360,000

MEDICAL PRODUCTS--2.5%
  Ansell Limited
    (Australia)(a)               Protective Rubber &
                                   Plastics Products                         934,000   $      3,127,124
  Techne Corporation
    (United States)(a)           Biological Products                         100,000          2,067,000
                                                                                       ----------------
                                                                                              5,194,124

NAME                             DESCRIPTION                             SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.6% (CONT.)

PHARMACEUTICALS--5.3%
  GlaxoSmithKline plc
    (Great Britain)              Pharmaceuticals                             438,900   $      7,691,826
  Aventis S.A. (France)          Pharmaceuticals                              73,400          3,218,641
                                                                                       ----------------
                                                                                             10,910,467

TELECOMMUNICATIONS
 EQUIPMENT--2.8%
  Telefonaktiebolaget
    LM Ericsson, Class B
    (Sweden)(a)                  Mobile & Wired
                                   Telecommunications Products             9,400,000   $      5,881,520

COMPUTER SERVICES--7.9%
  Concord EFS, Inc.
    (United States)(a)           Electronic Processing Services              950,000   $      8,930,000
  Meitec Corporation
    (Japan)                      Software Engineering Services               309,900          7,443,271
                                                                                       ----------------
                                                                                             16,373,271

COMPUTER SOFTWARE--9.1%
  Synopsys, Inc.
    (United States)(a)           Electronic Design Automation                275,000   $     11,704,000
  Novell, Inc.
    (United States )(a)          Network & Internet
                                   Integration Software                    3,400,000          7,310,000
                                                                                       ----------------
                                                                                             19,014,000

OFFICE EQUIPMENT--1.9%
  Neopost SA (France)(a)         Mailroom Equipment Supplier                 139,000   $      3,893,807

AIRPORT MAINTENANCE--2.5%
  Grupo Aeroportuario del
    Sureste S.A
    de C.V. (Mexico)(b)          Airport Operator                            463,000   $      5,162,450

DIVERSIFIED CONGLOMERATES--4.3%
  Vivendi Universal SA
    (France)                     Multimedia                                  678,500   $      9,007,902

INSTRUMENTS--1.2%
  Orbotech, Ltd. (Israel)(a)     Optical Inspection Systems                  228,700   $      2,547,718

CHEMICALS--1.3%
  Akzo Nobel N.V
    (Netherlands)                Chemical Producer                           140,800   $      2,796,260

  TOTAL COMMON STOCKS
   (COST: $229,117,993)                                                                     200,870,503

NAME                             DESCRIPTION                             SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.4%

U.S. GOVERNMENT BILLS--1.5%
  United States Treasury Bills,
    1.155% due 4/3/2003                                             $      3,000,000   $      2,999,808

  TOTAL U.S. GOVERNMENT BILLS
    (COST: $2,999,808)                                                                        2,999,808

REPURCHASE AGREEMENTS--2.9%
  IBT Repurchase Agreement,
    1.25% due 4/1/2003,
    repurchase price $5,000,174
    collateralized by a U.S.
    Government Agency Security                                      $      5,000,000   $      5,000,000
  IBT Repurchase Agreement,
    1.01% due 4/1/2003,
    repurchase price $1,099,738
    collateralized by a U.S.
    Government Agency Security                                             1,099,707          1,099,707
                                                                                       ----------------
  TOTAL REPURCHASE AGREEMENT
    (COST: $6,099,707)                                                                        6,099,707

  TOTAL SHORT TERM INVESTMENTS
    (COST: $9,099,515)                                                                        9,099,515
  Total Investments
    (Cost $238,217,508)--101.0%                                                        $    209,970,018
  Other Liabilities In Excess Of
    Other Assets--(1.0%)                                                                     (1,983,601)
                                                                                       ----------------
  TOTAL NET ASSETS--100%                                                               $    207,986,417
                                                                                       ================

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

Foreign stocks sold off aggressively in the first quarter of 2003. In Europe, most of the major markets fell in excess of 15% in local currency terms, with some markets hitting six year lows. The Japanese market (Nikkei Index(30)), close to a 20-year low, had the best quarterly return of all major markets, declining 7%. Though we are disappointed with the Funds' respective 12% declines, the values we are currently finding make us extremely enthusiastic about future prospects.

WE ARE "GIDDY"!

As value investors, nothing excites us more than irrational valuations. Recall how distraught we were in 1999 and early 2000 when T-M-T (technology, media, and telecom) stocks were unrealistically priced, and our "old economy" stocks were ignored. Major indices were selling at unrealistic valuations no matter what the metric. CNBC was on TV's everywhere--in diners, in barber shops and once, we kid you not, in the front seat of a cab. The major focus of any party or coffee conversation seemed to be which "hot" mutual fund or tech stock to buy. The aftermath of this speculative period has been painful for many investors. Equities have been out of favor for three plus years and other asset classes, such as bonds, have soared. Now, we hear talk of bond funds and why, at current levels, the bond markets are not overpriced. Sound familiar?

We believe stocks are excessively underpriced. The value of any stock, in our view, is the present value of its future free cash flows. The businesses we own continue to generate lots of free cash even as their prices continue to fall. This means value expansion. Though we cannot predict when the course of events will reverse itself, we believe the further the value gap widens, the more return there will be in the future. Clearly, the global political situation has been unstable, and military action in the Mideast is wearing on the markets. When there is certainty of outcome, we do believe that will mean relief to global equity markets.

Though we realize people are uncomfortable buying stocks after they have fallen, we argue that this is usually the time they should be bought. Fundamentals do assert themselves over time; that is why we focus so intently on them. Current valuations are being impacted by global politics, not company specific factors. We believe these impacts are not permanent. When the cloud of global political uncertainty lifts, the glow of reality will be clear. This "reality", in our opinion, is bargain basement equity prices.

                                   HIGHLIGHTS

     - In the midst of significant global uncertainty, we remain focused on identifying the best INDIVIDUAL investment opportunities around the world.

     - Current valuations are being impacted by global politics, not company-specific factors, effects we believe are not permanent.

     - We believe that the further the value gap widens, the greater the opportunity for future return.

WORD ABOUT INVESTING IN FRANCE

We have received questions concerning our holdings of French stocks in light of France's actions in regards to Mideast politics. Though we understand why people could be upset with certain French political leaders, we feel, as bottom up value investors, our duty is to invest in the best investment opportunities no matter where they may be located. The companies we have invested in for the Funds are global enterprises, owned by global investors, and employ people in countries all over the world. We think our holdings of French stocks are exceptional companies selling at low prices, therefore fulfilling our value criteria. We will not divest any of the stock of French listed companies until the value proposition of these companies change.

GOING FORWARD

Throughout the recent turbulence in global equity markets we have remained focused on our task of identifying the best individual investment opportunities around the world. The companies we own in both The Oakmark International Fund and The Oakmark International Small Cap Fund are, in our opinion, not only significantly undervalued but, in aggregate, represent one of the highest quality collection of businesses these Funds have ever owned. We remain quite excited about the future prospects for both Funds.

Thank you for your continued confidence and support.


/s/ David G. Herro

DAVID G. HERRO, CFA
Portfolio Manager
dherro@oakmark.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA
Portfolio Manager
mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

     REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/03) COMPARED TO THE MSCI WORLD EX U.S. INDEX(31)

                                 THE OAKMARK              MSCI WORLD
                              INTERNATIONAL FUND         EX U.S. INDEX
Sep-1992                           $ 10,000                $ 10,000
Dec-1992                           $ 10,043                $  9,628
Mar-1993                           $ 11,890                $ 10,766
Jun-1993                           $ 12,300                $ 11,834
Sep-1993                           $ 13,387                $ 12,562
Dec-1993                           $ 15,424                $ 12,729
Mar-1994                           $ 15,257                $ 13,133
Jun-1994                           $ 14,350                $ 13,748
Sep-1994                           $ 15,278                $ 13,830
Dec-1994                           $ 14,026                $ 13,664
Mar-1995                           $ 13,563                $ 13,924
Jun-1995                           $ 14,749                $ 14,060
Sep-1995                           $ 15,507                $ 14,631
Dec-1995                           $ 15,193                $ 15,222
Mar-1996                           $ 17,021                $ 15,681
Jun-1996                           $ 18,383                $ 15,937
Sep-1996                           $ 18,347                $ 15,950
Dec-1996                           $ 19,450                $ 16,268
Mar-1997                           $ 20,963                $ 16,016
Jun-1997                           $ 22,700                $ 18,094
Sep-1997                           $ 23,283                $ 18,027
Dec-1997                           $ 20,097                $ 16,637
Mar-1998                           $ 22,994                $ 19,083
Jun-1998                           $ 20,253                $ 19,233
Sep-1998                           $ 16,322                $ 16,404
Dec-1998                           $ 18,688                $ 19,759
Mar-1999                           $ 21,258                $ 20,070
Jun-1999                           $ 25,728                $ 20,650
Sep-1999                           $ 23,896                $ 21,535
Dec-1999                           $ 26,065                $ 25,277
Mar-2000                           $ 26,012                $ 25,416
Jun-2000                           $ 27,856                $ 24,530
Sep-2000                           $ 27,306                $ 22,663
Dec-2000                           $ 29,324                $ 21,897
Mar-2001                           $ 26,763                $ 18,825
Jun-2001                           $ 29,437                $ 18,629
Sep-2001                           $ 23,728                $ 16,062
Dec-2001                           $ 27,819                $ 17,212
Mar-2002                           $ 31,006                $ 17,310
Jun-2002                           $ 30,315                $ 16,923
Sep-2002                           $ 23,365                $ 13,603
Dec-2002                           $ 25,465                $ 14,492
Mar-2003                           $ 22,481                $ 13,402

                                     AVERAGE ANNUAL TOTAL RETURNS(1)
                                            (AS OF 3/31/03)
                                                                         SINCE
                         TOTAL RETURN                                  INCEPTION
                        LAST 3 MONTHS*    1-YEAR    5-YEAR   10-YEAR   (9/30/92)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND                      -11.72%        -27.50%   -0.45%     6.57%     8.02%
MSCI World ex. U.S.        -7.52%        -22.57%   -6.82%     2.21%     2.83%
MSCI EAFE(32)              -8.21%        -23.23%   -7.12%     1.95%     2.58%
Lipper International
Fund Index(33)             -8.80%        -23.30%   -6.07%     3.73%     4.24%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Fund declined 12% for the quarter, compared to the MSCI World ex-US Index which fell 8%. Since the onset of the bear market three years ago the Fund has held up exceptionally well relative to the overseas equity markets. The Oakmark International Fund declined 14% over the last three years, compared to the 47% drop in MSCI World ex-US Index.

Market jitters have resulted in significant price declines in some of our holdings for what we feel are short-term or (in some cases) illusory concerns. For The Oakmark International Fund, the individual securities which detracted significantly from this quarter's performance included Akzo Nobel, Aegis Group, and SK Telecom. Shares of Akzo Nobel N.V., a Dutch pharmaceutical and chemical manufacturer, were negatively impacted by market worries about the grim short-term outlook for their products as well as its exposure to the currently weak US dollar. We have continued to add to the position as the price has declined.

Alongside a weak advertising market, Aegis' stock price was hit this quarter, reflecting the market's concern that it may overpay for some of the market research assets of Interpublic Group. Based on our recent discussions with management we feel that if a deal is done, it will come at a price that will enhance value per share.

SK Telecom's stock price was hurt by accounting scandals at associated member, SK Global. Though part of the same chaebol group, these entities are separately managed and unrelated in any other significant manner. The stock price reaction had little to do with underlying fundamentals. In fact, we feel that these events may be positive, as it will force SK Global to divest their shares in SK Telecom. We believe a further long-term positive is that it will likely strengthen the shareholder movement for stronger corporate governance in Korea. SK Telecom remains the cheapest telecom company in our investment universe, trading at six times this year's operating profit and less than ten times earnings.

LOOKING FORWARD

Given the quality of the holdings and the attractive valuation of the portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.


/s/ David G. Herro

DAVID G. HERRO, CFA
Portfolio Manager
dherro@oakmark.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA
Portfolio Manager
mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2003 (UNAUDITED)

[CHART]

                                    % OF FUND
                          EQUITY MARKET VALUE
   ------------------------------------------
-  EUROPE                              75.8%
     Great Britain                     21.1%
   * France                            18.1%
   * Netherlands                        9.9%
     Switzerland                        7.6%
     Sweden                             6.5%
   * Germany                            5.2%
   * Italy                              4.9%
   * Finland                            2.5%

-  PACIFIC RIM                         18.0%
   Japan                                8.9%
   Korea                                3.3%
   Australia                            3.2%
   Hong Kong                            1.6%
   Singapore                            1.0%

-  LATIN AMERICA                        4.8%
   Mexico                               4.7%
   Brazil                               0.1%

-  OTHER                                1.4%
   Israel                               1.4%

   * Euro currency countries comprise 40.6% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                             DESCRIPTION                                SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.3%

FOOD & BEVERAGE--11.1%
  Diageo plc (Great Britain)     Beverages, Wines, &
                                   Spirits Manufacturer                       5,389,700   $     55,184,288
  Cadbury Schweppes plc
    (Great Britain)              Beverage & Confectionary
                                   Manufacturer                               7,657,700         40,804,964
  Pernod-Ricard SA (France)      Manufactures Wines,
                                   Spirits, & Fruit Juices                      404,125         34,402,757
  Fomento Economico
    Mexicano S.A. de C.V
    (Mexico)(b)                  Soft Drink & Beer Manufacturer                 788,700         26,240,049
  Lotte Chilsung Beverage
    Co., Ltd. (Korea)(c)         Soft Drinks, Juices &
                                   Sports Drinks Manufacturer                    66,140         25,853,285
                                                                                          ----------------
                                                                                               182,485,343

HOUSEHOLD PRODUCTS--2.7%
  Henkel KGaA (Germany)          Consumer Chemical Products
                                   Manufacturer                                 806,200   $     44,025,776

OTHER CONSUMER GOODS &
 SERVICES--2.9%
  Swatch Group AG, Bearer
    Shares (Switzerland)         Watch Manufacturer                             365,400   $     30,241,862
  Nintendo Company,
    Ltd. (Japan)                 Video Game Manufacturer                        214,800         17,470,072
  Swatch Group AG,
    Registered Shares
    (Switzerland)                Watch Manufacturer                              24,700            420,717
                                                                                          ----------------
                                                                                                48,132,651

APPAREL--0.2%
  Fila Holding S.p.A
    (Italy)(a)(b)                Athletic Footwear & Apparel                  2,907,380   $      3,023,675

AUTOMOBILES--2.3%
  Bayerische Motoren
    Werke (BMW) AG
    (Germany)                    Luxury Automobile
                                   Manufacturer                               1,383,000   $     38,350,037

NAME                             DESCRIPTION                                SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.3% (CONT.)

AUTOMOTIVE3.0%
  Autoliv Inc (Sweden)(d)        Automotive Safety Systems
                                   Manufacturer                               1,248,000   $     24,309,966
  Compagnie Generale
    des Etablissements
    Michelin (France)            Tire Manufacturer                              871,200         23,930,122
                                                                                          ----------------
                                                                                                48,240,088

BROADCASTING & PROGRAMMING--2 7%
  Grupo Televisa S.A
    (Mexico)(a)(b)               Television Production &
                                   Broadcasting                               1,799,200   $     45,249,880

HOME FURNISHINGS--2.8%
  Hunter Douglas N.V
    (Netherlands)                Window Coverings
                                   Manufacturer                               1,662,037   $     45,815,878

HUMAN RESOURCES--2.1%
  Michael Page
    International plc
    (Great Britain)(c)           Recruitment Consultancy
                                   Services                                  24,736,600   $     34,173,458

MARKETING SERVICES4.6%
  Publicis Groupe (France)       Advertising  & Media Services                2,281,500   $     38,695,153
  Aegis Group plc
    (Great Britain)              Media Services                              44,496,200         38,287,790
                                                                                          ----------------
                                                                                                76,982,943

PUBLISHING--3.1%
  John Fairfax Holdings
    Limited (Australia)          Newspaper Publisher                         27,580,400   $     51,004,737

RETAIL--4.6%
  Signet Group plc
    (Great Britain)              Jewelry Retailer                            28,446,100   $     33,796,374
  Giordano
    International Limited
    (Hong Kong)(c)               Pacific Rim Clothing Retailer &
                                 Manufacturer                                82,924,300         25,782,770
  Somerfield plc
    (Great Britain)              Food Retailer                               14,500,000         15,681,928
                                                                                          ----------------
                                                                                                75,261,072

NAME                             DESCRIPTION                                SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.3% (CONT.)

BANK & THRIFTS--9.9%
  BNP Paribas SA (France)        Commercial Banking                           1,156,000   $     46,243,468
  Sanpaolo IMI S.p.A
    (Italy)                      Banking Services                             6,195,000         42,068,387
  Banco Popolare
    di Verona e Novara
    Scrl (Italy)                 Commercial Banking                           2,938,400         33,309,702
  Svenska Handelsbanken
    AB (Sweden)                  Commercial Banking                           1,498,800         21,144,500
  United Overseas Bank
    Limited, Foreign Shares
    (Singapore)                  Commercial Banking                           2,652,368         15,484,549
  Kookmin Bank (Korea)           Commercial Banking                             231,168          5,469,683
                                                                                          ----------------
                                                                                               163,720,289

FINANCIAL SERVICES--1.8%
  Credit Suisse Group
    (Switzerland)(a)             Investment Services &
                                   Insurance                                  1,731,400   $     30,066,802

OTHER FINANCIAL--6.0%
  Euronext (Netherlands)         Stock Exchange                               2,905,200   $     51,743,355
  Daiwa Securities Group
    Inc. (Japan)                 Stock Broker                                11,616,000         47,926,395
                                                                                          ----------------
                                                                                                99,669,750

PHARMACEUTICALS--9.3%
  GlaxoSmithKline plc
    (Great Britain)              Pharmaceuticals                              3,149,600   $     55,197,480
  Aventis S.A. (France)          Pharmaceuticals                              1,124,800         49,323,267
  Takeda Chemical
    Industries, Ltd. (Japan)     Pharmaceuticals &
                                   Food Supplements                             864,500         32,445,758
  Novartis AG (Switzerland)      Pharmaceuticals                                465,300         17,209,137
                                                                                          ----------------
                                                                                               154,175,642

TELECOMMUNICATIONS--1.4%
  SK Telecom Co., Ltd.
    (Korea)                      Mobile Telecommunications                      170,560   $     20,859,856
  Telemig Celular
    Participacoes S.A
    (Brazil)                     Mobile Telecommunications                1,806,000,000          2,273,086
  Telemig Celular
    Participacoes S.A
    Rights (Brazil)              Mobile Telecommunications                   33,530,791              2,256
                                                                                          ----------------
                                                                                                23,135,198

NAME                             DESCRIPTION                                SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.3% (CONT.)

TELECOMMUNICATIONS
 EQUIPMENT--3.5%
  Telefonaktiebolaget LM
    Ericsson, Class B
    (Sweden)(a)                  Mobile & Wired
                                   Telecommunications Products               91,688,800   $     57,369,094

COMPUTER SERVICES--2.6%
  Meitec Corporation
    (Japan)                      Software Engineering Services                1,787,200   $     42,925,505

AIRPORT MAINTENANCE--0.2%
  Grupo Aeroportuario
    del Sureste S.A. de
    C.V. (Mexico)(b)             Airport Operator                               242,000   $      2,698,300

DIVERSIFIED CONGLOMERATES--4.1%
  Vivendi Universal SA
    (France)                     Multimedia                                   4,054,400   $     53,827,025
  LVMH Moet Hennessy
    Louis Vuitton SA
    (France)                     Diversified Luxury Goods                       352,000         13,873,869
  Haw Par Corporation
    Limited (Singapore)          Healthcare & Leisure Products                   58,338            108,456
                                                                                          ----------------
                                                                                                67,809,350

INSTRUMENTS--1.4%
  Orbotech, Ltd.
    (Israel)(a)(c)               Optical Inspection Systems                   2,041,200   $     22,738,968

MACHINERY & INDUSTRIAL
 PROCESSING--2.4%
  Metso Corporation
    (Finland)                    Paper & Pulp Machinery                       3,863,000   $     39,369,765

OTHER INDUSTRIAL GOODS &
 SERVICES--3.2%
  Chargeurs SA (France)(c)       Wool, Textile
                                   Production & Trading                       1,050,201   $     26,328,539
  Enodis plc
    (Great Britain)(a)(c)        Food Processing Equipment                   33,585,320         17,498,640
  FKI plc (Great Britain)        Industrial Manufacturing                     8,000,000          7,767,942
                                                                                          ----------------
                                                                                                51,595,121

TRANSPORTATION SERVICES--2.2%
  Associated British Ports
    Holdings Plc
    (Great Britain)              Port Operator                                5,698,099   $     35,805,846

                                                                           SHARES HELD/
NAME                             DESCRIPTION                                  PAR VALUE       MARKET VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.3% (CONT.)

CHEMICALS--6.2%
  Akzo Nobel N.V
    (Netherlands)                Chemical Producer                            3,029,200   $     60,159,306
  Givaudan
    (Switzerland)                Fragrance & Flavor
                                   Compound Manufacturer                        111,100         42,362,904
                                                                                          ----------------
                                                                                               102,522,210

  TOTAL COMMON STOCKS (COST: $1,878,829,368)                                                 1,586,347,378

SHORT TERM INVESTMENTS--3.1%

U.S. GOVERNMENT BILLS--1.2%
  United States Treasury Bills, 1.13%
    due 4/3/2003                                                       $     20,000,000   $     19,998,744

  TOTAL U.S. GOVERNMENT BILLS (COST: $19,998,744)                                               19,998,744

REPURCHASE AGREEMENTS--1.9%
  IBT Repurchase Agreement, 1.25% due 4/1/2003,
    repurchase price $30,001,042 collateralized by
    U.S. Government Agency Securities                                  $     30,000,000   $     30,000,000
  IBT Repurchase Agreement, 1.01% due 4/1/2003,
    repurchase price $1,374,511 collateralized by
    a U.S. Government Agency Security                                         1,374,472          1,374,472
                                                                                          ----------------

  TOTAL REPURCHASE AGREEMENT (COST: $31,374,472)                                                31,374,472

  TOTAL SHORT TERM INVESTMENTS (COST: $51,373,216)                                              51,373,216
  Total Investments (Cost $1,930,202,584)--99.4%                                          $  1,637,720,594
  Other Assets In Excess Of Other Liabilities--0.6%                                              9,814,473
                                                                                          ----------------
  TOTAL NET ASSETS--100%                                                                  $  1,647,535,067
                                                                                          ================

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d)  Represents a Swedish Depository Receipt.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/03) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(31)

                    THE OAKMARK
                   INTERNATIONAL          MSCI WORLD
                   SMALL CAP FUND        EX U.S. INDEX
Oct-1995              $ 10,000              $ 10,000
Dec-1995              $  9,630              $ 10,684
Mar-1996              $ 10,970              $ 11,006
Jun-1996              $ 11,570              $ 11,186
Sep-1996              $ 11,590              $ 11,195
Dec-1996              $ 12,038              $ 11,418
Mar-1997              $ 12,080              $ 11,241
Jun-1997              $ 13,181              $ 12,699
Sep-1997              $ 12,672              $ 12,652
Dec-1997              $  9,642              $ 11,677
Mar-1998              $ 11,429              $ 13,394
Jun-1998              $  9,892              $ 13,499
Sep-1998              $  8,211              $ 11,513
Dec-1998              $ 10,529              $ 13,868
Mar-1999              $ 13,118              $ 14,086
Jun-1999              $ 15,317              $ 14,493
Sep-1999              $ 15,439              $ 15,114
Dec-1999              $ 16,190              $ 17,741
Mar-2000              $ 15,387              $ 17,839
Jun-2000              $ 15,529              $ 17,217
Sep-2000              $ 14,908              $ 15,906
Dec-2000              $ 14,756              $ 15,369
Mar-2001              $ 15,232              $ 13,213
Jun-2001              $ 15,777              $ 13,075
Sep-2001              $ 13,987              $ 11,273
Dec-2001              $ 16,671              $ 12,080
Mar-2002              $ 18,370              $ 12,149
Jun-2002              $ 18,831              $ 11,877
Sep-2002              $ 14,641              $  9,547
Dec-2002              $ 15,818              $ 10,172
Mar-2003              $ 13,882              $  9,406

                                                    AVERAGE ANNUAL TOTAL RETURNS(1)
                                                            (AS OF 3/31/03)
                                                                                     SINCE
                                            TOTAL RETURN                           INCEPTION
                                           LAST 3 MONTHS*     1-YEAR     5-YEAR    (11/1/95)
--------------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL SMALL CAP FUND           -12.24%       -24.43%      3.96%      4.52%
MSCI World ex. U.S.                             -7.52%       -22.57%     -6.82%     -0.82%
Lipper International Small Cap Average(34)      -4.95%       -20.02%     -1.79%      5.21%
--------------------------------------------------------------------------------------------

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Small Cap Fund had a poor quarter, declining
12%, and underperforming the relevant indices. Short-term performance was hurt by particularly poor stock performers in the Netherlands, Australia, and Switzerland.

Netherlands-based NYSE specialist Van der Moolen Holding, N.V. is experiencing a difficult period due to low volatility and low volume in the securities markets on top of depressed underlying security prices. The current poor operational performance masks what we believe is the company's significant earnings power, which we expect to see once a level of normalcy returns.

The market has reacted negatively to the current teething pains of Australian credit reference provider, Baycorp Advantage Limited, as they integrate a significant merger. This has resulted in slower than expected short-term growth. We think the market's overreaction has created a significant gap between price and business value.

Along with most of the European asset management industry, Swiss private bank Vontobel Holding AG is experiencing short-term declines in revenue due to the depressed market value of its asset base. Nevertheless, we feel it is an attractive franchise with good secular growth, high returns, and excess capital (not a bad thing in this environment).

For all of these stocks, we believe the long-term fundamentals of each business remain relatively unscathed by the presently adverse market conditions, and the gap between price and value expanded. We increased the Fund's ownership in both Van der Moolen and Baycorp during the period.

Positions sold during the quarter include Italian furniture retailer Natuzzi SpA, whose U.S. market share has been eroded by cheaper Mexican imports. Management's plan to combat this by putting significant capital behind a new brand-name (which is very similar to its existing brand) left us unconvinced of their competitive response. Also, New Zealand construction company Fletcher Building Ltd., a significant performer for us over the past few years, was sold during the period as it approached its target sell price.

Given the quality of the holdings and the attractive valuation of the portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.


/s/ David G. Herro

DAVID G. HERRO, CFA
Portfolio Manager
dherro@oakmark.com


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA
Portfolio Manager
mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2003 (UNAUDITED)

[CHART]


                              % OF FUND
                    EQUITY MARKET VALUE
   ------------------------------------
-  EUROPE                         77.7%
     Switzerland                  20.6%
   * France                       12.7%
   * Italy                        11.1%
     Great Britain                10.2%
     Denmark                       6.8%
   * Germany                       4.6%
     Sweden                        3.7%
   * Netherlands                   3.1%
   * Spain                         3.1%
   * Finland                       1.8%

-  PACIFIC RIM                    17.6%
   Australia                       7.7%
   Japan                           3.9%
   Korea                           2.1%
   New Zealand                     1.7%
   Thailand                        1.0%
   Philippines                     0.7%
   Hong Kong                       0.5%

-  LATIN AMERICA                   4.7%
   Mexico                          4.7%

   * Euro currency countries comprise 36.4% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2003 (UNAUDITED)

NAME                           DESCRIPTION                         SHARES HELD   MARKET VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS--95.1%

FOOD & BEVERAGE--6.2%
  Campari Group (Italy)(a)     Soft Drinks, Wines, &
                                 Spirits Producer                      226,800  $   7,342,196
  Baron De Ley, S.A.
    (Spain)(a)                 Wines & Spirits Manufacturer            150,985      4,558,690
  Hite Brewery Co., Ltd.
    (Korea)                    Brewer                                   68,000      3,125,500
  Alaska Milk Corporation
    (Philippines)(b)           Milk Producer                        49,394,000      2,122,488
  Grupo Continental, S.A.
    (Mexico)                   Soft Drink Manufacturer               1,302,100      1,727,756
                                                                                -------------
                                                                                   18,876,630

OTHER CONSUMER GOODS &
 SERVICES--0.4%
  Royal Doulton plc
      (Great Britain)(a)(b)    Tableware & Giftware                 22,373,000  $   1,148,018

APPAREL--0.3%
  Kingmaker Footwear
    Holdings Limited
    (Hong Kong)                Athletic Footwear Manufacturer        4,365,000  $   1,040,958

AUTOMOBILES--1.0%
  Ducati Motor Holding
    S.p.A. (Italy)(a)          Motorcycle Manufacturer               2,604,562  $   3,179,649

BROADCASTING &
 PUBLISHING--2.3%
  Tamedia AG (Switzerland)     TV Broadcasting & Publishing            184,151  $   7,082,992

HUMAN RESOURCES--1.0%
  DIS Deutscher Industrie
    Service AG (Germany)       Recruitment Consultancy Services        275,660  $   3,094,835

INFORMATION SERVICES--3.8%
  Baycorp Advantage
    Limited (Australia)(b)     Credit Reference Services            15,618,000  $  11,515,261

MARKETING SERVICES--2.2%
  Asatsu-DK, Inc. (Japan)      Advertising Services Provider           397,700  $   6,661,184

NAME                           DESCRIPTION                         SHARES HELD   MARKET VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

PUBLISHING--4.2%
  Recoletos Grupo de
    Comunicacion, S.A.
    (Spain)                    Publisher                               880,000   $  4,364,360
  Edipresse S.A.
    (Switzerland)              Newspaper & Magazine Publisher           14,274      3,908,012
  Matichon Public
    Company Limited,
    Foreign Shares
    (Thailand)(b)              Newspaper Publisher                   2,039,500      2,998,215
  VLT AB, Class B (Sweden)     Newspaper Publisher                     164,750      1,361,474
                                                                                 ------------
                                                                                   12,632,061

RECREATION &
 ENTERTAINMENT--0.1%
  Konami Sports
    Corporation (Japan)        Fitness Centers                          21,500   $    205,100

RETAIL--10.7%
  Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer       3,173,700   $ 13,145,465
  Carpetright plc
    (Great Britain)            Carpet Retailer                       1,208,100     11,396,766
  D.F.S. Furniture
    Company plc
    (Great Britain)            Furniture Retailer & Manufacturer     1,534,200      7,860,272
                                                                                 ------------
                                                                                   32,402,503

BANK & THRIFTS--5.8%
  Jyske Bank A/S
    (Denmark)(a)               Commercial Banking                      335,100   $  9,442,900
  Vontobel Holding AG
    (Switzerland)              Commercial Banking                      723,686      8,155,338
                                                                                 ------------
                                                                                   17,598,238

FINANCIAL SERVICES--5.6%
  Van der Moolen Holding
    N.V. (Netherlands)         International Trading Firm              883,200   $  8,856,730
  Julius Baer Holding Ltd.,
    Zurich (Switzerland)       Asset Management                         49,790      8,149,629
                                                                                 ------------
                                                                                   17,006,359

OTHER FINANCIAL--1.5%
  Ichiyoshi Securities Co.,
    Ltd. (Japan)               Stock Broker                         2,480,000    $  4,517,304

NAME                           DESCRIPTION                         SHARES HELD   MARKET VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

MEDICAL PRODUCTS--3.5%
  Ansell Limited
    (Australia)(a)             Protective Rubber &
                                 Plastics Products                   3,209,525   $ 10,745,807

TELECOMMUNICATIONS--0.2%
  Asia Satellite
    Telecommunications
    Holdings Limited
    (Hong Kong)                Satellite Operator                      389,000   $    501,247

COMPUTER SERVICES0--4.2%
  Morse Plc (Great Britain)    Business & Technology Solutions       5,652,500      9,147,561
  Alten (France)(a)            Systems Consulting & Engineering        298,141      2,138,327
  Sopra Group (France)         Computer Engineering                     69,127      1,419,564
                                                                                -------------
                                                                                   12,705,452

COMPUTER SYSTEMS--2.4%
  Lectra (France)(a)           Manufacturing Process Systems         1,668,500   $  7,438,340

OFFICE EQUIPMENT--4.1%
  Neopost SA (France)(a)       Mailroom Equipment Supplier             449,500   $ 12,591,844

AIRPORT MAINTENANCE--7.2%
  Grupo Aeroportuario del
    Sureste S.A. de C.V.
    (Mexico)(c)                Airport Operator                      1,064,000   $ 11,863,600
  Kobenhavns Lufthavne
    A/S (Copenhagen
    Airports A/S) (Denmark)    Airport Management & Operations         162,700     10,148,602
                                                                                -------------
                                                                                   22,012,202

DIVERSIFIED CONGLOMERATES--5.6%
  Pargesa Holding AG
    (Switzerland)              Diversified Operations                    5,374   $  9,292,562
  Financiere Marc de
    Lacharriere SA
    (Fimalac) (France)         Diversified Operations                  252,166      4,645,150
  Tae Young Corp. (Korea)      Heavy Construction                      125,660      3,093,787
  Financiere Marc de
    Lacharriere SA (Fimalac),
    Warrants (France)                                                   31,866         26,398
                                                                                -------------
                                                                                   17,057,897

                                                                 SHARES HELD/
NAME                           DESCRIPTION                          PAR VALUE    MARKET VALUE
---------------------------------------------------------------------------------------------
COMMON STOCKS--95.1% (CONT.)

INSTRUMENTS--1.7%
  Vaisala Oyj, Class A
    (Finland)                  Atmospheric Observation
                                 Equipment                             244,650  $   5,066,702

MACHINERY & INDUSTRIAL
 PROCESSING--7.4%
  Pfeiffer Vacuum
    Technology AG
    (Germany)(b)               Vacuum Pump Manufacturer                543,140  $  10,360,396
  Alfa Laval (Sweden)(a)       Filtration & Separation Equipment     1,133,100      9,230,031
  Carbone Lorraine SA
    (France)                   Electrical Systems Manufacturer         181,182      3,061,070
                                                                                -------------
                                                                                   22,651,497

OTHER INDUSTRIAL GOODS &
 SERVICES--4.8%
  Schindler Holding AG
    (Switzerland)              Elevator & Escalator Manufacturer        64,800  $  10,438,869
  LISI (France)                Industrial Fastener Manufacturer        241,813      4,322,649
                                                                                -------------
                                                                                   14,761,518

PRODUCTION EQUIPMENT--3.2%
  Interpump Group S.p.A.
    (Italy)                    Pump & Piston Manufacturer            2,330,200  $   8,381,729
  NSC Groupe (France)          Textile Equipment Manufacturer           12,316      1,053,819
                                                                                -------------
                                                                                    9,435,548

TRANSPORTATION SERVICES--1.6%
  Mainfreight Limited
    (New Zealand)(b)           Logistics Services                    7,765,726  $   4,903,637

CHEMICALS--4.1%
  Gurit-Heberlein AG
    (Switzerland)              Chemical Producer                        27,134  $  12,531,868

  TOTAL COMMON STOCKS
   (COST: $363,429,847)                                                           289,364,651

SHORT TERM INVESTMENTS--4.8%

U.S. GOVERNMENT BILLS--1.6%
  United States Treasury Bills, 1.155%
    due 4/3/2003                                                $    5,000,000  $   4,999,679

  TOTAL U.S. GOVERNMENT BILLS
   (COST: $4,999,679)                                                               4,999,679

NAME                           DESCRIPTION                           PAR VALUE   MARKET VALUE
---------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.8% (CONT.)

REPURCHASE AGREEMENTS--3.2%
  IBT Repurchase Agreement, 1.25% due 4/1/2003,
    repurchase price $9,000,313 collateralized by
    U.S. Government Agency Securities                           $    9,000,000  $   9,000,000
  IBT Repurchase Agreement, 1.01% due 4/1/2003,
    repurchase price $800,537 collateralized by
    a U.S. Government Agency Security                                  800,515        800,515
                                                                                -------------

  TOTAL REPURCHASE AGREEMENT (COST: $9,800,515)                                     9,800,515

  TOTAL SHORT TERM INVESTMENTS (COST: $14,800,194)                                 14,800,194

  Total Investments (Cost $378,230,041)--99.9%                                  $ 304,164,845
  Foreign Currencies (Cost $503,937)--0.2%                                      $     512,956
  Other Liabilities In Excess Of Other Assets--(0.1%)                                (351,541)
                                                                                -------------
  TOTAL NET ASSETS--100%                                                        $ 304,326,260
                                                                                =============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) Represents an American Depository Receipt.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           [OAKMARK FAMILY OF FUNDS LOGO]
                 (This page has been intentionally left blank.)

THE OAKMARK FAMILY OF FUNDS

     STATEMENTS OF ASSETS AND LIABILITIES--MARCH 31, 2003 (UNAUDITED)

                                                                                       THE OAKMARK         THE OAKMARK
                                                                   THE OAKMARK            SELECT            SMALL CAP
                                                                       FUND                FUND                FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in unaffiliated securities, at value(a)            $  3,671,480,929    $  3,841,779,095    $    290,976,875
  Investments in affiliated securities, at value(b)                             0         292,298,022          23,573,200
  Foreign currency, at value(c)                                                 0                   0                   0
  Receivable for:
    Securities sold                                                             0                   0                   0
    Fund shares sold                                                    6,889,803           6,382,516             184,488
    Dividends and interest                                              4,829,571           3,807,716             234,402
    Tax reclaim                                                                 0                   0                   0
                                                                 ----------------    ----------------    ----------------
  Total receivables                                                    11,719,374          10,190,232             418,890
  Other Assets                                                             51,879              56,440              23,144
                                                                 ----------------    ----------------    ----------------
  Total assets                                                   $  3,683,252,182    $  4,144,323,789    $    314,992,109

LIABILITIES AND NET ASSETS
  Options written, at value(d)                                   $              0    $              0    $        188,750
  Payable for:
    Securities purchased                                                        0                   0             567,092
    Fund shares redeemed                                                2,735,560           3,046,736             204,749
    Due to transfer agent                                                 292,195             179,070              43,658
    Trustees fees                                                         544,105             410,030             186,614
    Other                                                                 766,454             824,393             148,733
                                                                 ----------------    ----------------    ----------------
  Total liabilities                                                     4,338,314           4,460,229           1,339,596
                                                                 ----------------    ----------------    ----------------
  Net assets applicable to fund shares outstanding               $  3,678,913,868    $  4,139,863,560    $    313,652,513
                                                                 ================    ================    ================

ANALYSIS OF NET ASSETS
  Paid in capital                                                $  4,116,946,922    $  3,750,546,439    $    377,796,681
  Accumulated undistributed net realized loss of investments, forward contracts and foreign currency
     exchange transactions                                           (343,611,367)       (175,709,741)         (3,621,878)
  Net unrealized appreciation (depreciation) of investments          (103,968,741)        561,352,384         (59,062,483)
  Net unrealized appreciation (depreciation)--other                             0                   0                   0
  Accumulated undistributed net investment income (loss)                9,547,054           3,674,478          (1,459,807)
                                                                 ----------------    ----------------    ----------------
  Net assets applicable to Fund shares outstanding               $  3,678,913,868    $  4,139,863,560    $    313,652,513
                                                                 ================    ================    ================

PRICE OF SHARES
  Net asset value per share: Class I                             $          28.85    $          23.70    $          13.89
                                                                 ================    ================    ================
  Class I - Net assets                                              3,664,953,769       4,068,730,733         313,088,816
  Class I - Shares outstanding (Unlimited shares authorized)          127,055,042         171,662,860          22,541,807

  Net asset value per share: Class II                            $          28.77    $          23.58    $          13.85
                                                                 ================    ================    ================
  Class II - Net assets                                                13,960,099          71,132,827             563,697
  Class II - Shares outstanding (Unlimited shares authorized)             485,279           3,017,142              40,707

(a)  Identified cost of investments in unaffiliated securities   $  3,775,449,670    $  3,286,345,860    $    338,612,236
(b)  Identified cost of investments in affiliated securities                    0         286,378,873          35,094,463
(c)  Identified cost of foreign currency                                        0                   0                   0
(d)  Premiums received on options written                                       0                   0             282,891

                                                                  THE OAKMARK      THE OAKMARK      THE OAKMARK     THE OAKMARK
                                                                   EQUITY AND         GLOBAL       INTERNATIONAL   INTERNATIONAL
                                                                  INCOME FUND          FUND             FUND       SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in unaffiliated securities, at value(a)          $  2,963,846,931  $  209,970,018  $  1,485,344,934  $  271,116,830
  Investments in affiliated securities, at value(b)                           0               0       152,375,660      33,048,015
  Foreign currency, at value(c)                                               0               0                 0         512,956
  Receivable for:
    Securities sold                                                           0         318,617        10,579,811       1,000,696
    Fund shares sold                                                 10,659,247         558,458         6,412,967         302,176
    Dividends and interest                                           11,398,865         298,076         2,819,848         450,440
    Tax reclaim                                                               0          13,594           562,724         361,218
                                                               ----------------  --------------  ----------------  --------------
  Total receivables                                                  22,058,112       1,188,745        20,375,350       2,114,530
  Other Assets                                                           42,773          32,049            33,705          23,133
                                                               ----------------  --------------  ----------------  --------------
  Total assets                                                 $  2,985,947,816  $  211,190,812  $  1,658,129,649  $  306,815,464

LIABILITIES AND NET ASSETS
  Options written, at value(d)                                 $        540,000  $            0  $              0  $            0
  Payable for:
    Securities purchased                                             37,793,289       2,356,142         8,092,863       1,407,433
    Fund shares redeemed                                              2,305,610         575,474         1,725,083         755,086
    Due to transfer agent                                               104,318          26,073            94,451          25,155
    Trustees fees                                                       199,758         136,885           249,294         155,980
    Other                                                               555,303         109,821           432,891         145,550
                                                               ----------------  --------------  ----------------  --------------
  Total liabilities                                                  41,498,278       3,204,395        10,594,582       2,489,204
                                                               ----------------  --------------  ----------------  --------------
  Net assets applicable to fund shares outstanding             $  2,944,449,538  $  207,986,417  $  1,647,535,067  $  304,326,260
                                                               ================  ==============  ================  ==============

ANALYSIS OF NET ASSETS
  Paid in capital                                              $  3,058,797,583  $  244,633,226  $  2,106,248,041  $  412,081,503
  Accumulated undistributed net realized loss of investments, forward contracts and foreign currency
     exchange transactions                                         (135,882,003)     (7,402,800)     (163,821,806)    (33,081,153)
  Net unrealized appreciation (depreciation) of investments          14,539,384     (28,234,143)     (292,445,318)    (74,056,520)
  Net unrealized appreciation (depreciation)--other                      23,911         (14,005)           (8,299)         36,655
  Accumulated undistributed net investment income (loss)              6,970,663        (995,861)       (2,437,551)       (654,225)
                                                               ----------------  --------------  ----------------  --------------
  Net assets applicable to Fund shares outstanding             $  2,944,449,538  $  207,986,417  $  1,647,535,067  $  304,326,260
                                                               ================  ==============  ================  ==============

PRICE OF SHARES
  Net asset value per share: Class I                           $          17.58  $        11.61  $          11.60  $         9.32
                                                               ================  ==============  ================  ==============
  Class I - Net assets                                            2,784,554,840     206,458,649     1,581,747,844     304,096,653
  Class I - Shares outstanding (Unlimited shares authorized)        158,386,765      17,782,408       136,360,017      32,620,050

  Net asset value per share: Class II                          $          17.55  $        11.53  $          11.56  $         9.30
                                                               ================  ==============  ================  ==============
  Class II - Net assets                                             159,894,698       1,527,768        65,787,223         229,607
  Class II - Shares outstanding (Unlimited shares authorized)         9,113,097         132,455         5,691,889          24,691

(a)  Identified cost of investments in unaffiliated securities $  2,949,274,531  $  238,217,508  $  1,713,903,749  $  321,432,371
(b)  Identified cost of investments in affiliated securities                  0               0       216,298,835      56,797,670
(c)  Identified cost of foreign currency                                      0               0                 0         503,937
(d)  Premiums received on options written                               506,984               0                 0               0

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

     STATEMENTS OF OPERATIONS--MARCH 31, 2003 (UNAUDITED)

                                                                                         THE OAKMARK         THE OAKMARK
                                                                     THE OAKMARK            SELECT            SMALL CAP
                                                                         FUND                FUND                FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends from unaffiliated securities                          $     29,402,127    $     22,711,323    $      1,018,273
  Dividends from affiliated securities                                           0                   0                   0
  Interest Income                                                        2,064,289           2,343,497              73,233
  Other Income                                                              20,715              20,663                   0
  Foreign taxes withheld                                                   (77,176)                  0                   0
                                                                  ----------------    ----------------    ----------------
    Total investment income                                             31,409,955          25,075,483           1,091,506

EXPENSES:
  Investment advisory fee                                               17,218,257          18,112,243           1,778,703
  Transfer and dividend disbursing agent fees                            1,474,294             888,918             225,397
  Other shareholder servicing fees                                       1,236,222             857,699             117,018
  Service Fee--Class II                                                      9,583              86,510                 832
  Reports to shareholders                                                  925,520             570,798             144,341
  Custody and accounting fees                                              202,024             220,448              24,976
  Registration and blue sky expenses                                        34,473              10,032              16,297
  Trustee fees                                                             107,771             119,993              42,958
  Legal fees                                                                28,851              30,815              11,602
  Audit fees                                                                19,804              27,568               6,148
  Other                                                                    130,993             138,401              33,016
                                                                  ----------------    ----------------    ----------------
    Total expenses                                                      21,387,792          21,063,425           2,401,288
    Expense reimbursement                                                        0                   0                (475)
    Expense offset arrangements                                               (170)                (51)                 (9)
                                                                  ----------------    ----------------    ----------------
  Net expenses                                                          21,387,622          21,063,374           2,400,804

NET INVESTMENT INCOME (LOSS):                                           10,022,333           4,012,109          (1,309,298)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on unaffiliated securities                    $   (158,398,843)   $   (103,658,999)         (3,189,059)
  Net realized loss on affiliated securities                                     0          (1,399,096)                  0
  Net realized gain on options                                          10,094,602           5,971,860              64,199
  Net realized gain on short sales                                               0               2,021                   0
  Net realized loss on foreign currency transactions                             0                   0                   0
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currencies                                 236,544,491         445,751,502            (578,144)
  Net change in appreciation (depreciation)--other                               0                   0                   0

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                        88,240,250         346,667,288          (3,703,004)
                                                                  ----------------    ----------------    ----------------

Net increase (decrease) in net assets resulting from operations   $     98,262,583    $    350,679,397    $     (5,012,302)
                                                                  ================    ================    ================

                                                                   THE OAKMARK      THE OAKMARK     THE OAKMARK     THE OAKMARK
                                                                    EQUITY AND         GLOBAL      INTERNATIONAL   INTERNATIONAL
                                                                   INCOME FUND          FUND            FUND       SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends from unaffiliated securities                         $     9,427,893  $      615,801  $     8,633,793  $    2,222,558
  Dividends from affiliated securities                                         0               0          185,667         277,524
  Interest Income                                                     19,580,713          73,281          394,754          66,476
  Other Income                                                                 0               0                0               0
  Foreign taxes withheld                                                       0         (83,443)        (677,622)       (225,867)
                                                                 ---------------  --------------  ---------------  --------------
    Total investment income                                           29,008,606         605,639        8,536,592       2,340,691

EXPENSES:
  Investment advisory fee                                              9,994,881       1,051,379        8,191,669       2,211,123
  Transfer and dividend disbursing agent fees                            565,574         132,983          479,360         121,190
  Other shareholder servicing fees                                     1,299,541          24,451          687,784         149,366
  Service Fee--Class II                                                  174,507           1,157           87,685             332
  Reports to shareholders                                                378,155          76,181          294,737          77,386
  Custody and accounting fees                                            146,974          82,140          818,286         187,752
  Registration and blue sky expenses                                      35,822          19,266           36,058          14,951
  Trustee fees                                                            91,487          40,589           70,013          43,932
  Legal fees                                                              24,081          10,560           18,740          11,428
  Audit fees                                                               9,598           6,705            8,881           7,290
  Other                                                                   96,120          24,264           65,026          28,792
                                                                 ---------------  --------------  ---------------  --------------
    Total expenses                                                    12,816,740       1,469,675       10,758,239       2,853,542
    Expense reimbursement                                                      0               0                0               0
    Expense offset arrangements                                               (1)             (8)             (65)             (9)
                                                                 ---------------  --------------  ---------------  --------------
  Net expenses                                                        12,816,739       1,469,667       10,758,174       2,853,533

NET INVESTMENT INCOME (LOSS):                                         16,191,867        (864,028)      (2,221,582)       (512,842)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized loss on unaffiliated securities                       (56,189,358)     (6,129,940) $  (146,437,612)    (31,623,151)
  Net realized loss on affiliated securities                                   0               0                0        (999,473)
  Net realized gain on options                                         1,855,556           4,272                0               0
  Net realized gain on short sales                                             0               0                0               0
  Net realized loss on foreign currency transactions                     (13,544)        (16,037)        (445,623)        (75,580)
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currencies                               120,152,749       4,577,879       69,320,199      16,278,449
  Net change in appreciation (depreciation)--other                        24,512         (32,299)         158,108          12,759

Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                      65,829,915      (1,596,125)     (77,404,928)    (16,406,996)
                                                                 ---------------  --------------  ---------------  --------------

Net increase (decrease) in net assets resulting from operations  $    82,021,782  $   (2,460,153) $   (79,626,510) $  (16,919,838)
                                                                 ===============  ==============  ===============  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

     STATEMENTS OF CHANGES IN NET ASSETS--MARCH 31, 2003

                                                                                  THE OAKMARK FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                                 $     10,022,333    $     14,076,323
  Net realized loss on investments                                          (148,304,241)        (32,394,066)
  Net change in unrealized appreciation (depreciation) of investments        236,544,491        (498,006,779)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       98,262,583        (516,324,522)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                             (13,880,449)        (19,630,178)
  Net investment income--Class II                                                (29,599)               (447)
                                                                        ----------------    ----------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (13,910,048)        (19,630,625)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                         732,840,115       1,648,934,264
  Proceeds from shares sold--Class II                                         11,327,789          10,646,454
  Reinvestment of distributions--Class I                                      13,078,574          19,105,784
  Reinvestment of distributions--Class II                                            700                 347
  Payments for shares redeemed, net of fees--Class I                        (466,509,485)       (942,439,538)
  Payments for shares redeemed, net of fees--Class II                         (4,858,193)           (838,834)
                                                                        ----------------    ----------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                    285,879,500         735,408,477
                                                                        ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                 370,232,035         199,453,330
  NET ASSETS:
  Beginning of period                                                      3,308,681,833       3,109,228,503
                                                                        ----------------    ----------------
  End of period                                                         $  3,678,913,868    $  3,308,681,833
                                                                        ================    ================
  Undistributed net investment income                                   $      9,547,054    $     13,434,769
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                 25,119,760          48,113,112
  Shares issued in reinvestment of dividends                                     425,458             562,595
  Less shares redeemed                                                       (16,039,217)        (28,259,864)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                           9,506,001          20,415,843
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                    377,621             298,334
  Shares issued in reinvestment of dividends                                          23                  10
  Less shares redeemed                                                          (168,190)            (25,887)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                             209,454             272,457
                                                                        ================    ================

                                                                                    THE OAKMARK
                                                                                    SELECT FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                                 $      4,012,109    $      4,018,416
  Net realized loss on investments                                           (99,084,214)        (29,674,087)
  Net change in unrealized appreciation (depreciation) of investments        445,751,502        (635,685,201)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      350,679,397        (661,340,872)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                              (3,934,083)         (8,379,997)
                                                                        ----------------    ----------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (3,934,083)         (8,379,997)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                         382,218,467       1,260,687,129
  Proceeds from shares sold--Class II                                         13,763,583          74,250,948
  Reinvestment of distributions--Class I                                       3,705,037           7,956,922
  Payments for shares redeemed, net of fees--Class I                        (375,723,725)     (1,056,777,332)
  Payments for shares redeemed, net of fees--Class II                        (12,897,447)        (31,085,298)
                                                                        ----------------    ----------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     11,065,915         255,032,369
                                                                        ----------------    ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      357,811,229        (414,688,500)
  NET ASSETS:
  Beginning of period                                                      3,782,052,331       4,196,740,831
                                                                        ----------------    ----------------
  End of period                                                         $  4,139,863,560    $  3,782,052,331
                                                                        ================    ================
  Undistributed net investment income                                   $      3,674,478    $      3,596,452
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                 16,186,589          47,211,312
  Shares issued in reinvestment of dividends                                     150,611             299,856
  Less shares redeemed                                                       (16,242,637)        (41,080,996)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                              94,563           6,430,172
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                    587,838           2,801,878
  Less shares redeemed                                                          (558,024)         (1,223,864)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                              29,814           1,578,014
                                                                        ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                   THE OAKMARK
                                                                                  SMALL CAP FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss                                                   $     (1,309,298)   $     (2,748,950)
  Net realized gain (loss) on investments                                     (3,124,860)            325,855
  Net change in unrealized appreciation (depreciation) of investments           (578,144)        (51,515,515)
                                                                        ----------------    ----------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS                                  (5,012,302)        (53,938,610)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                          26,636,066         326,865,529
  Proceeds from shares sold--Class II                                             69,756             777,070
  Payments for shares redeemed, net of fees--Class I                         (65,405,259)       (180,818,640)
  Payments for shares redeemed, net of fees--Class II                            (29,837)           (103,465)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS         (38,729,274)        146,720,494
                                                                        ----------------    ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (43,741,576)         92,781,884
  NET ASSETS:
  Beginning of period                                                        357,394,089         264,612,205
                                                                        ----------------    ----------------
  End of period                                                         $    313,652,513    $    357,394,089
                                                                        ================    ================
  Undistributed net investment loss                                     $     (1,459,807)   $       (150,509)
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                  1,792,990          17,912,470
  Less shares redeemed                                                        (4,553,725)        (10,773,500)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                               (2,760,735)          7,138,970
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                      4,808              44,265
  Less shares redeemed                                                            (2,075)             (6,291)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                               2,733              37,974
                                                                        ================    ================

                                                                                     THE OAKMARK
                                                                                EQUITY AND INCOME FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                                                 $     16,191,867    $     28,439,569
  Net realized loss on investments                                           (54,333,802)        (81,982,611)
  Net realized loss on foreign currency transactions                             (13,544)             (2,938)
  Net change in unrealized appreciation (depreciation) of investments        120,152,749        (107,419,745)
  Net change in unrealized appreciation (depreciation)--other                     24,512                (601)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       82,021,782        (160,966,326)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                             (33,616,009)         (6,931,173)
  Net investment income--Class II                                             (1,569,428)            (90,128)
  Net realized gain--Class I                                                           0          (1,870,660)
  Net realized gain--Class II                                                          0             (33,869)
                                                                        ----------------    ----------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (35,185,437)         (8,925,830)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                         837,795,266       2,457,322,254
  Proceeds from shares sold--Class II                                         57,222,008         146,887,453
  Reinvestment of distributions--Class I                                      32,429,177           8,525,720
  Reinvestment of distributions--Class II                                        321,834              85,801
  Payments for shares redeemed, net of fees--Class I                        (371,537,064)       (683,906,125)
  Payments for shares redeemed, net of fees--Class II                        (19,205,031)        (21,792,340)
                                                                        ----------------    ----------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                    537,026,190       1,907,122,763
                                                                        ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                 583,862,535       1,737,230,607
  NET ASSETS:
  Beginning of period                                                      2,360,587,003         623,356,396
                                                                        ----------------    ----------------
  End of period                                                         $  2,944,449,538    $  2,360,587,003
                                                                        ================    ================
  Undistributed net investment income                                   $      6,970,663    $     25,964,233
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                 47,222,401         132,277,123
  Shares issued in reinvestment of dividends                                   1,796,630             477,891
  Less shares redeemed                                                       (21,140,125)        (37,783,411)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                          27,878,906          94,971,603
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                  3,262,197           7,935,953
  Shares issued in reinvestment of dividends                                      17,840               4,809
  Less shares redeemed                                                        (1,091,224)         (1,205,519)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                           2,188,813           6,735,243
                                                                        ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                   THE OAKMARK
                                                                                   GLOBAL FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss                                                   $       (864,028)   $        (18,547)
  Net realized loss on investments                                            (6,125,668)         (1,261,095)
  Net realized loss on foreign currency transactions                             (16,037)            (37,184)
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currencies                                         4,577,879         (30,244,164)
  Net change in unrealized appreciation (depreciation)--other                    (32,299)             18,109
                                                                        ----------------    ----------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS                                  (2,460,153)        (31,542,881)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                                       0             (11,774)
  Net investment income--Class II                                                      0                 (61)
  Net realized gain--Class I                                                           0          (1,361,493)
  Net realized gain--Class II                                                          0              (7,099)
                                                                        ----------------    ----------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                  0          (1,380,427)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                          98,825,170         228,014,650
  Proceeds from shares sold--Class II                                          2,092,945             754,996
  Reinvestment of distributions--Class I                                               0           1,321,517
  Payments for shares redeemed, net of fees--Class I                         (65,567,941)        (69,082,440)
  Payments for shares redeemed, net of fees--Class II                         (1,117,405)            (75,625)
                                                                        ----------------    ----------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     34,232,769         160,933,098
                                                                        ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                  31,772,616         128,009,790
  NET ASSETS:
  Beginning of period                                                        176,213,801          48,204,011
                                                                        ----------------    ----------------
  End of period                                                         $    207,986,417    $    176,213,801
                                                                        ================    ================
  Undistributed net investment loss                                     $       (995,861)   $       (131,833)
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                  7,789,209          16,329,528
  Shares issued in reinvestment of dividends                                           0             108,677
  Less shares redeemed                                                        (5,551,504)         (5,343,294)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                           2,237,705          11,094,911
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                    166,517              61,020
  Less shares redeemed                                                           (88,554)             (6,528)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                              77,963              54,492
                                                                        ================    ================

                                                                                   THE OAKMARK
                                                                                INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                          $     (2,221,582)   $     16,380,565
  Net realized loss on investments                                          (146,437,612)         (2,111,019)
  Net realized loss on foreign currency transactions                            (445,623)           (744,096)
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currencies                                        69,320,199        (199,327,235)
  Net change in unrealized appreciation (depreciation)--other                    158,108            (155,750)
                                                                        ----------------    ----------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS                                 (79,626,510)       (185,957,535)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                             (15,118,993)        (10,170,790)
  Net investment income--Class II                                               (515,254)            (76,332)
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (15,634,247)        (10,247,122)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                         571,365,016       1,172,930,611
  Proceeds from shares sold--Class II                                         44,407,329          71,056,423
  Reinvestment of distributions--Class I                                      13,994,141           9,816,822
  Reinvestment of distributions--Class II                                        172,223               1,669
  Payments for shares redeemed, net of fees--Class I                        (306,394,119)       (339,595,271)
  Payments for shares redeemed, net of fees--Class II                        (23,012,460)        (16,218,827)
                                                                        ----------------    ----------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                    300,532,130         897,991,427
                                                                        ----------------    ----------------

TOTAL INCREASE IN NET ASSETS                                                 205,271,373         701,786,770
  NET ASSETS:
  Beginning of period                                                      1,442,263,694         740,476,924
                                                                        ----------------    ----------------
  End of period                                                         $  1,647,535,067    $  1,442,263,694
                                                                        ================    ================
  Undistributed net investment income (loss)                            $     (2,437,551)   $     15,418,278
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                 45,236,397          78,310,031
  Shares issued in reinvestment of dividends                                   1,050,611             726,633
  Less shares redeemed                                                       (24,465,210)        (23,511,785)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                          21,821,798          55,524,879
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                  3,517,795           4,928,274
  Shares issued in reinvestment of dividends                                      12,959                 124
  Less shares redeemed                                                        (1,833,975)         (1,088,826)
                                                                        ----------------    ----------------
  NET INCREASE IN SHARES OUTSTANDING                                           1,696,779           3,839,572
                                                                        ================    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                           THE OAKMARK INTERNATIONAL
                                                                                 SMALL CAP FUND
---------------------------------------------------------------------------------------------------------------
                                                                          PERIOD ENDED
                                                                         MARCH 31, 2003        YEAR ENDED
                                                                          (UNAUDITED)      SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                                          $       (512,842)   $      4,016,566
  Net realized gain (loss) on investments                                    (32,622,624)         12,083,383
  Net realized gain (loss) on foreign currency transactions                      (75,580)            (31,834)
  Net change in unrealized appreciation (depreciation) of
    investments and foreign currencies                                        16,278,449         (70,664,400)
  Net change in unrealized appreciation (depreciation)--other                     12,759              21,128
                                                                        ----------------    ----------------
  NET DECREASE IN NET ASSETS FROM OPERATIONS                                 (16,919,838)        (54,575,157)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income--Class I                                              (3,076,327)         (2,120,585)
  Net investment income--Class II                                                 (1,637)               (921)
  Net realized gain--Class I                                                  (9,181,861)         (1,891,258)
  Net realized gain--Class II                                                     (6,548)             (1,136)
                                                                        ----------------    ----------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (12,266,373)         (4,013,900)

FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold--Class I                                          56,643,845         428,499,905
  Proceeds from shares sold--Class II                                            626,435             333,324
  Reinvestment of distributions--Class I                                      11,533,652           3,875,545
  Reinvestment of distributions--Class II                                          4,554                   0
  Payments for shares redeemed, net of fees--Class I                         (92,630,672)       (134,986,731)
  Payments for shares redeemed, net of fees--Class II                           (671,511)            (34,570)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS         (24,493,697)        297,687,473
                                                                        ----------------    ----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (53,679,908)        239,098,416
  NET ASSETS:
  Beginning of period                                                        358,006,168         118,907,752
                                                                        ----------------    ----------------
  End of period                                                         $    304,326,260    $    358,006,168
                                                                        ================    ================
  Undistributed net investment income (loss)                            $       (654,225)   $      2,936,581
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS I:
  Shares sold                                                                  5,509,406          34,412,757
  Shares issued in reinvestment of dividends                                   1,095,314             375,172
  Less shares redeemed                                                        (9,157,971)        (11,505,764)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                               (2,553,251)         23,282,165
                                                                        ================    ================

  FUND SHARE TRANSACTIONS--CLASS II:
  Shares sold                                                                     58,755              27,354
  Shares issued in reinvestment of dividends                                         433                   0
  Less shares redeemed                                                           (62,773)             (2,766)
                                                                        ----------------    ----------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                   (3,585)             24,588
                                                                        ================    ================

     THE OAKMARK FAMILY OF FUNDS

     NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

SECURITY VALUATION--

Investments are stated at value. Securities traded on securities exchanges, securities traded on the NASDAQ National Market, and Over-the-counter securities are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Effective April 14, 2003, securities traded on the NASDAQ National Market shall be valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase shall be valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or if lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, are valued at a fair value as determined by the Pricing Committee appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from securities.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At March 31, 2003, the Equity and Income, Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation) - other includes the following components:

                                            EQUITY &                               INT'L
                                            INCOME       GLOBAL   INTERNATIONAL  SMALL CAP
------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)
  on dividends and dividend reclaims
  receivable                               $  23,911   $   1,278    $  53,818    $  43,470

Unrealized appreciation (depreciation)
  on open securities purchases and sales           0     (15,283)     (62,117)      (6,815)
                                           ---------   ---------    ---------    ---------

Net Unrealized appreciation
 (depreciation) - Other                    $  23,911   $ (14,005)   $  (8,299)   $  36,655
                                           =========   =========    =========    =========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

FORWARD FOREIGN CURRENCY CONTRACTS--

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At March 31, 2003, the Funds had no forward foreign currency contracts outstanding.

DISTRIBUTIONS TO SHAREHOLDERS--

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss). These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

BANK LOANS--

The Funds have an unsecured line of credit with Investors Bank & Trust. It is a committed line of $350 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. For the period ended March 31, 2003, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

When a Fund purchases an option, the premium paid by the Fund is recorded as a deferred credit and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk associated with purchasing put and call options is potential loss of the premium paid.

For the period ended March 31, 2003, Oakmark, Select, Small Cap, Equity & Income, and Global wrote option contracts. At March 31, 2003, Small Cap and Equity & Income had outstanding option contracts. Portfolio securities valued at $2,953,500 and $8,760,000, respectively, were being held in escrow by the custodian as cover for options written by Small Cap and Equity & Income.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

     FUND                    ADVISORY FEES                          FUND                  ADVISORY FEES
     -------------------------------------------------------------------------------------------------------------------
     Oakmark                 1.00% up to $2 billion;                Equity and Income     0.75%
                             0.90% on the next $1 billion;
                             0.80% on the next $2 billion; and
                             0.75% over $5 billion

     Select                  1.00% up to $1 billion;                Global                1.00%
                             0.95% on the next $500 million;
                             0.90% on the next $500 million;        International         1.00% up to $2 billion;
                             0.85% on the next $500 million;                              0.95% on the next
                             0.80% on the next $2.5 billion; and                          $1 billion; and
                             0.75% over $5 billion                                        0.85% over $3 billion

                                                                    Int'l Small Cap       1.25% up to $500
                                                                                          million; and 1.10%
     Small Cap               1.00%                                                        over $500 million

The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses are greater than 1.0% for Class I shares of the Equity and Income Fund, and greater than 1.5% for Class I shares of all other domestic funds; are greater than 1.75% for Class I shares of the Global Fund, and greater than 2.0% for Class I shares of all other international funds; are greater than 1.25% for Class II shares of the Equity and Income Fund, and greater than 1.75% for Class II shares of all other domestic funds; are greater than 2.0% for Class II shares of the Global Fund, and greater than 2.25% for Class II shares of all other international funds.

For the period ended March 31, 2003, the Funds incurred brokerage commissions while paying affiliates of the Adviser the following:

     FUND                                   TOTAL COMMISSIONS     COMMISSIONS PAID TO AFFILIATES
     ----------------------------------------------------------------------------------------------
     Oakmark                                   $ 2,870,378                   $ 658,169
     Select                                      2,184,237                     300,906
     Small Cap                                     220,251                      42,539
     Equity and Income                           2,184,279                     436,771
     Global                                        497,540                      60,114
     International                               2,430,111                           0
     Int'l Small Cap                               509,184                           0

CDC IXIS Asset Management Services Co., an affiliate of the adviser, provides transfer agent services to the Funds. For the period ended March 31, 2003, the Funds incurred transfer agent expenses of the following:

     FUND                                                                 TRANSFER AGENT FEES
     ----------------------------------------------------------------------------------------------
     Oakmark                                                                  $ 1,474,294
     Select                                                                       888,918
     Small Cap                                                                    225,397
     Equity and Income                                                            565,574
     Global                                                                       132,983
     International                                                                479,360
     Int'l Small Cap                                                              121,190

The Funds' independent Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                              COST OF INVESTMENTS                                          NET UNREALIZED
                              FOR FEDERAL INCOME    GROSS UNREALIZED   GROSS UNREALIZED     APPRECIATION
     FUND                        TAX PURPOSES         APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
     ----------------------------------------------------------------------------------------------------
     Oakmark                     $ 3,775,449,670      $ 362,704,241     $ (466,672,982)   $ (103,968,741)
     Select                        3,572,724,733        891,068,123       (329,715,739)      561,352,384
     Small Cap                       373,706,699         43,390,587       (102,547,211)      (59,156,624)
     Equity and Income             2,949,274,531        190,373,001       (175,800,601)       14,572,400
     Global                          238,217,508          6,520,115        (34,767,605)      (28,247,490)
     International                 1,930,202,584         60,890,624       (353,372,614)     (292,481,990)
     Int'l Small Cap                 378,230,041         10,309,767        (84,374,963)      (74,065,196)

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                            EQUITY &                                INT'L
                           OAKMARK     SELECT    SMALL CAP   INCOME      GLOBAL   INTERNATIONAL   SMALL CAP
     --------------------------------------------------------------------------------------------------------
     Purchases            $ 766,470  $ 595,410   $ 15,476   $ 708,563  $ 112,341    $ 595,319     $  55,221
     Proceeds from sales    540,648    602,489     59,536     292,527     79,445      309,444        91,505

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the period ended March 31, 2003 were $561,195 and $463,281, respectively for Equity and Income.

Transactions in options written during the period ended March 31, 2003 were as follows:

                                               OAKMARK                          SELECT                        SMALL CAP
                                    ----------------------------------------------------------------------------------------------
                                       NUMBER OF       PREMIUMS        NUMBER OF       PREMIUMS        NUMBER OF       PREMIUMS
                                       CONTRACTS       RECEIVED        CONTRACTS       RECEIVED        CONTRACTS       RECEIVED
     -----------------------------------------------------------------------------------------------------------------------------
     Options outstanding at
        September 30, 2002                       0  $            0               0  $            0               0  $            0
     Options written                       160,300      16,308,877         193,195      69,845,048           3,900         498,248
     Options terminated in closing
        purchase transactions               (5,837)       (966,608)         (3,310)       (328,101)              0               0
     Options expired                       (95,418)     (9,248,448)        (63,673)     (5,731,954)           (400)        (64,198)
     Options exercised                     (59,045)     (6,093,821)       (126,212)    (63,784,993)         (1,000)       (151,159)
                                    --------------  --------------  --------------  --------------  --------------  --------------
     Options outstanding at
        March 31, 2003                           0  $            0               0  $            0           2,500  $      282,891

                                                                            EQUITY & INCOME                     GLOBAL
                                                                    --------------------------------------------------------------
                                                                       NUMBER OF       PREMIUMS        NUMBER OF       PREMIUMS
                                                                       CONTRACTS       RECEIVED        CONTRACTS       RECEIVED
     -----------------------------------------------------------------------------------------------------------------------------
     Options outstanding at September 30, 2002                            10,190    $      638,100               0  $            0
     Options written                                                      15,500         2,904,921           4,223         868,556
     Options terminated in closing purchase transactions                  (1,500)         (545,488)         (2,100)       (303,317)
     Options expired                                                     (16,190)       (1,704,568)           (673)       (182,128)
     Options exercised                                                    (4,000)         (785,981)         (1,450)       (383,111)
                                                                    ------------    --------------  --------------  --------------
     Options outstanding at March 31, 2003                                 4,000    $      506,984               0  $           0

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers for the period ended March 31, 2003, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                             MARKET VALUE
                                                  PURCHASE        SALES         DIVIDEND       MARCH 31,
     AFFILIATES                                    (COST)        PROCEEDS        INCOME          2003
     -------------------------------------------------------------------------------------------------------
     The Dun & Bradstreet Corporation           $          0   $ 28,311,773   $          0   $ 173,459,925
     Toys 'R' Us, Inc.                            20,391,707      6,542,802              0     118,838,097
                                                ------------   ------------   ------------   -------------
     TOTALS                                     $ 20,391,707   $ 34,854,575   $          0   $ 292,298,022

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                             MARKET VALUE
                                                  PURCHASE        SALES         DIVIDEND       MARCH 31,
     AFFILIATES                                    (COST)        PROCEEDS        INCOME          2003
     -------------------------------------------------------------------------------------------------------
     Department 56, Inc.                        $          0   $          0   $          0   $   7,463,200
     R.G. Barry Corporation                                0              0              0       2,070,000
     SureBeam Corporation, Class A                 1,497,000              0              0      14,040,000
                                                ------------   ------------   ------------   -------------
     TOTALS                                     $  1,497,000   $          0   $          0   $  23,573,200

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                             MARKET VALUE
                                                  PURCHASE        SALES         DIVIDEND       MARCH 31,
     AFFILIATES                                    (COST)        PROCEEDS        INCOME          2003
     -------------------------------------------------------------------------------------------------------
     Chargeurs SA                               $          0   $          0   $    102,678   $  26,328,539
     Enodis plc                                            0              0              0      17,498,640
     Giordano International Limited                7,084,872              0              0      25,782,770
     Lotte Chilsung Beverage Co., Ltd.             7,307,684              0         82,989      25,853,285
     Michael Page International plc                5,519,118              0              0      34,173,458
     Orbotech, Ltd.                                2,161,360              0              0      22,738,968
                                                ------------   ------------   ------------   -------------
     TOTALS                                     $ 22,073,034   $          0   $    185,667   $ 152,375,660

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INT'L SMALL CAP FUND

                                                                                             MARKET VALUE
                                                  PURCHASE        SALES         DIVIDEND       MARCH 31,
     AFFILIATES                                    (COST)        PROCEEDS        INCOME          2003
     -------------------------------------------------------------------------------------------------------
     Alaska Milk Corporation                    $          0   $          0   $    139,468   $   2,122,488
     Baycorp Advantage Limited                    11,759,164              0              0      11,515,261
     Mainfreight Limited                                   0              0        138,056       4,903,637
     Matichon Public Company Limited,
       Foreign Shares                                      0              0              0       2,998,215
     Pfeiffer Vacuum Technology AG                 1,090,531      1,091,110              0      10,360,396
     Royal Doulton plc                                     0              0              0       1,148,018
                                                ------------   ------------   ------------   -------------
     TOTALS                                     $ 12,849,695   $  1,091,110   $    277,524   $  33,048,015

     THE OAKMARK FUND

     FINANCIAL HIGHLIGHTS-CLASS I

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          PERIOD ENDED
                                            MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              2003        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                           (UNAUDITED)        2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $      28.08    $      32.01   $      26.95   $      34.37   $      33.54   $      41.21
Income From Investment Operations:
    Net Investment Income                         0.07            0.12           0.07           0.49           0.36           0.47
    Net Gains or Losses on Securities
        (both realized and unrealized)            0.81           (3.85)          5.38          (2.91)          2.51          (1.73)
                                          ------------    ------------   ------------   ------------   ------------   ------------
    Total From Investment Operations:             0.88           (3.73)          5.45          (2.42)          2.87          (1.26)
Less Distributions:
    Dividends (from net investment income)       (0.11)          (0.20)         (0.39)         (0.26)         (0.44)         (0.40)
    Distributions (from capital gains)            0.00            0.00           0.00          (4.74)         (1.60)         (6.01)
                                          ------------    ------------   ------------   ------------   ------------   ------------
    Total Distributions                          (0.11)          (0.20)         (0.39)         (5.00)         (2.04)         (6.41)
                                          ------------    ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period            $      28.85    $      28.08   $      32.01   $      26.95   $      34.37   $      33.54
                                          ============    ============   ============   ============   ============   ============
Total Return                                      3.12%         (11.77)%        20.42%         (7.55)%         7.98%         (4.06)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)  $    3,665.0    $    3,300.9   $    3,109.1   $    2,038.7   $    4,772.8   $    6,924.0
    Ratio of Expenses to Average
      Net Assets                                  1.16%*          1.17%          1.15%          1.21%          1.11%          1.08%
    Ratio of Net Investment Income to
      Average Net Assets                          0.54%*          0.38%          0.73%          1.42%          1.02%          1.22%
    Portfolio Turnover Rate                         16%             44%            57%            50%            13%            43%

     FINANCIAL HIGHLIGHTS-CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         PERIOD ENDED                   APRIL 5, 2001
                                                           MARCH 31,      YEAR ENDED       THROUGH
                                                             2003        SEPTEMBER 30,   SEPTEMBER 30,
                                                         (UNAUDITED)         2002          2001(a)
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $      28.04    $      31.97   $      32.09
Income From Investment Operations:
    Net Investment Income                                        0.05            0.16           0.05
    Net Gains or Losses on Securities
        (both realized and unrealized)                           0.78           (3.92)         (0.17)
                                                         ------------    ------------   ------------
    Total From Investment Operations:                            0.83           (3.76)         (0.12)
Less Distributions:
    Dividends (from net investment income)                      (0.10)          (0.17)          0.00
    Distributions (from capital gains)                           0.00            0.00           0.00
                                                         ------------    ------------   ------------
    Total Distributions                                         (0.10)          (0.17)          0.00
                                                         ------------    ------------   ------------
Net Asset Value, End of Period                           $      28.77    $      28.04   $      31.97
                                                         ============    ============   ============
Total Return                                                     2.95%         (11.85)%        (0.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                 $       14.0    $        7.7   $        0.1
    Ratio of Expenses to Average Net Assets                      1.43%*          1.44%          1.32%*
    Ratio of Net Investment Income to Average Net Assets         0.27%*          0.35%          0.46%*
    Portfolio Turnover Rate                                        16%             44%            57%

* Data has been annualized
(a) The date which Class II shares were first sold to the public was April 5, 2001.

     THE OAKMARK SELECT FUND

     FINANCIAL HIGHLIGHTS-CLASS I

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          PERIOD ENDED
                                            MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              2003        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                          (UNAUDITED)         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $      21.67    $      25.20   $      21.45   $      20.92   $      16.76   $      16.34
Income From Investment Operations:
    Net Investment Income                         0.02            0.02           0.03           0.13           0.19           0.03
    Net Gains or Losses on Securities
        (both realized and unrealized)            2.03           (3.50)          5.17           4.32           4.73           0.56
                                          ------------    ------------   ------------   ------------   ------------   ------------
    Total From Investment Operations:             2.05           (3.48)          5.20           4.45           4.92           0.59
Less Distributions:
    Dividends (from net investment income)       (0.02)          (0.05)         (0.09)         (0.20)         (0.05)          0.00
    Distributions (from capital gains)            0.00            0.00          (1.36)         (3.72)         (0.71)         (0.17)
                                          ------------    ------------   ------------   ------------   ------------   ------------
    Total Distributions                          (0.02)          (0.05)         (1.45)         (3.92)         (0.76)         (0.17)
                                          ------------    ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period            $      23.70    $      21.67   $      25.20   $      21.45   $      20.92   $      16.76
                                          ============    ============   ============   ============   ============   ============
Total Return                                      9.47%         (13.85)%        25.75%         24.53%         30.07%          3.64%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)  $    4,068.7    $    3,717.6   $    4,161.4   $    1,772.0   $    1,638.9   $    1,227.9
    Ratio of Expenses to Average Net
      Assets                                      1.03%*          1.07%          1.08%          1.17%          1.16%          1.22%
    Ratio of Net Investment Income to
      Average Net Assets                          0.20%*          0.09%          0.26%          0.76%          0.98%          0.17%
    Portfolio Turnover Rate                         16%             32%            21%            69%            67%            56%

     FINANCIAL HIGHLIGHTS-CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            PERIOD ENDED                                   DECEMBER 31, 1999
                                              MARCH 31,      YEAR ENDED      YEAR ENDED        THROUGH
                                                2003        SEPTEMBER 30,  SEPTEMBER 30,     SEPTEMBER 30,
                                             (UNAUDITED)        2002           2001             2000(a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $      21.56    $      25.10   $      21.40     $      18.42
Income From Investment Operations:
    Net Investment Income (Loss)                   (0.01)          (0.04)          0.00             0.10
    Net Gains or Losses on Securities
        (both realized and unrealized)              2.03           (3.50)          5.10             2.88
                                            ------------    ------------   ------------     ------------
    Total From Investment Operations:               2.02           (3.54)          5.10             2.98
Less Distributions:
    Dividends (from net investment income)          0.00            0.00          (0.06)            0.00
    Distributions (from capital gains)              0.00            0.00          (1.34)            0.00
                                            ------------    ------------   ------------     ------------
    Total Distributions                             0.00            0.00          (1.40)            0.00
                                            ------------    ------------   ------------     ------------
Net Asset Value, End of Period              $      23.58    $      21.56   $      25.10     $      21.40
                                            ============    ============   ============     ============
Total Return                                        9.37%         (14.10)%        25.28%           16.18%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)    $       71.1    $       64.4   $       35.4     $        6.8
    Ratio of Expenses to Average Net Assets         1.33%*          1.36%          1.40%            1.41%*
    Ratio of Net Investment Income (Loss)
        to Average Net Assets                      (0.10)%*        (0.19)%        (0.08)%           0.59%*
    Portfolio Turnover Rate                           16%             32%            21%              69%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was December 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     THE OAKMARK SMALL CAP FUND

     FINANCIAL HIGHLIGHTS-CLASS I

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          PERIOD ENDED
                                            MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              2003        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                           (UNAUDITED)        2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     14.10    $      14.57   $      15.10   $      13.88     $      12.63  $      20.34
Income From Investment Operations:
    Net Investment Income (Loss)                (0.06)          (0.11)          0.00           0.00             0.14         (0.12)
    Net Gains or Losses on Securities
        (both realized and unrealized)          (0.15)          (0.36)         (0.02)          1.22             1.20         (4.73)
                                          -----------    ------------   ------------   ------------     ------------  ------------
    Total From Investment Operations:           (0.21)          (0.47)         (0.02)          1.22             1.34         (4.85)
Less Distributions:
    Dividends (from net investment income)       0.00            0.00           0.00           0.00             0.00          0.00
    Distributions (from capital gains)           0.00            0.00          (0.51)          0.00            (0.09)        (2.86)
                                          -----------    ------------   ------------   ------------     ------------  ------------
    Total Distributions                          0.00            0.00          (0.51)          0.00            (0.09)        (2.86)
                                          -----------    ------------   ------------   ------------     ------------  ------------
Net Asset Value, End of Period            $     13.89    $      14.10   $      14.57   $      15.10     $      13.88  $      12.63
                                          ===========    ============   ============   ============     ============  ============
Total Return                                    (1.49)%         (3.23)%         0.07%          8.79%           10.56%       (26.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)  $     313.1    $      356.9   $      264.6   $      248.7     $      437.1  $      618.0
    Ratio of Expenses to Average Net
      Assets                                     1.37%*          1.33%          1.27%          1.50%(a)         1.48%         1.45%
    Ratio of Net Investment Loss to
      Average Net Assets                        (0.75)%*        (0.67)%        (0.28)%        (0.41)%(a)       (0.44)%       (0.40)%
    Portfolio Turnover Rate                         5%             22%            47%            28%              68%           34%

* Data has been annualized.
(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                                                SEPTEMBER 30,
                                                                                    2000
------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                             1.59%
Ratio of Net Income (Loss) to Average Net Assets                                   (0.50)%

     THE OAKMARK SMALL CAP FUND

     FINANCIAL HIGHLIGHTS-CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          PERIOD ENDED        APRIL 10, 2002
                                                                            MARCH 31,             THROUGH
                                                                              2003             SEPTEMBER 30,
                                                                           (UNAUDITED)            2002(a)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $          14.09      $          19.71
Income From Investment Operations:
    Net Investment Loss                                                            (0.06)                (0.20)(b)
    Net Gains or Losses on Securities
        (both realized and unrealized)                                             (0.18)                (5.42)
                                                                        ----------------      ----------------
    Total From Investment Operations:                                              (0.24)                (5.62)
                                                                        ----------------      ----------------
Net Asset Value, End of Period                                          $          13.85      $          14.09
                                                                        ================      ================
Total Return                                                                       (1.70)%    $         (28.51)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                                $            0.6      $            0.5
    Ratio of Expenses to Average Net Assets                                         1.75%*(c)             1.48%*
    Ratio of Net Investment Loss to Average Net Assets                             (1.13)%*(c)           (0.85)%*
    Portfolio Turnover Rate                                                            5%                   22%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was April 10, 2002.
(b) Computed using average shares outstanding throughout the period.
(c) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                                                     MARCH 31,
                                                                                       2003
---------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                               1.92%*
Ratio of Net Income (loss) to Average Net Assets                                     (1.30)%*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     THE OAKMARK EQUITY AND INCOME FUND

     FINANCIAL HIGHLIGHTS-CLASS I

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          PERIOD ENDED
                                            MARCH 31,      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              2003        SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                           (UNAUDITED)        2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $      17.18    $      17.45   $      16.50   $      15.68   $      13.99   $      14.49
Income From Investment Operations:
    Net Investment Income                         0.09            0.33(a)        0.08           0.35           0.39           0.29
    Net Gains or Losses on Securities
        (both realized and unrealized)            0.55           (0.40)          2.11           2.28           1.72           0.04
                                          ------------    ------------   ------------   ------------   ------------   ------------
    Total From Investment Operations:             0.64           (0.07)          2.19           2.63           2.11           0.33
Less Distributions:
    Dividends (from net investment income)       (0.24)          (0.16)         (0.24)         (0.45)         (0.21)         (0.24)
    Distributions (from capital gains)            0.00           (0.04)         (1.00)         (1.36)         (0.21)         (0.59)
                                          ------------    ------------   ------------   ------------   ------------   ------------
    Total Distributions                          (0.24)          (0.20)         (1.24)         (1.81)         (0.42)         (0.83)
                                          ------------    ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period            $      17.58    $      17.18   $      17.45   $      16.50   $      15.68   $      13.99
                                          ============    ============   ============   ============   ============   ============
Total Return                                      3.70%          (0.47)%        14.40%         18.51%         15.32%          2.57%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)  $    2,784.6    $    2,241.9   $      620.1   $       54.5   $       60.3   $       57.7
    Ratio of Expenses to Average Net
      Assets                                      0.94%*          0.96%          0.98%          1.24%          1.18%          1.31%
    Ratio of Net Investment Income
      to Average Net Assets                       1.21%*          1.71%          2.07%          3.04%          2.65%          2.39%
    Portfolio Turnover Rate                         30%             73%           124%            87%            81%            46%

     FINANCIAL HIGHLIGHTS - CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               PERIOD ENDED                                       JULY 13, 2000
                                                                 MARCH 31,       YEAR ENDED         YEAR ENDED       THROUGH
                                                                   2003         SEPTEMBER 30,      SEPTEMBER 30,  SEPTEMBER 30,
                                                               (UNAUDITED)          2002               2001           2000(b)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $         17.15   $        17.40    $         16.49  $        15.51
Income From Investment Operations:
    Net Investment Income                                               0.09             0.30(a)            0.07            0.30
    Net Gains or Losses on Securities
        (both realized and unrealized)                                  0.53            (0.40)              2.08            0.68
                                                             ---------------   --------------    ---------------  --------------
    Total From Investment Operations:                                   0.62            (0.10)              2.15            0.98
Less Distributions:
    Dividends (from net investment income)                             (0.22)           (0.11)             (0.24)           0.00
    Distributions (from capital gains)                                  0.00            (0.04)             (1.00)           0.00
                                                             ---------------   --------------    ---------------  --------------
    Total Distributions                                                (0.22)           (0.15)             (1.24)           0.00
                                                             ---------------   --------------    ---------------  --------------
Net Asset Value, End of Period                               $         17.55   $        17.15    $         17.40  $        16.49
                                                             ===============   ==============    ===============  ==============
Total Return                                                            3.58%           (0.60)%            14.07%           6.32%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                     $         159.9   $        118.7    $           3.3  $          0.4
    Ratio of Expenses to Average Net Assets                             1.18%*           1.20%              1.23%           1.32%*
    Ratio of Net Investment Income to Average Net Assets                0.97%*           1.50%              1.95%           2.59%*
    Portfolio Turnover Rate                                               30%              73%               124%             87%

* Data has been annualized.
(a) Computed using average shares outstanding throughout the period.
(b) The date which Class II shares were first sold to the public was July 13, 2000.

     THE OAKMARK GLOBAL FUND

     FINANCIAL HIGHLIGHTS-CLASS 1

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       PERIOD ENDED                                                            AUGUST 4, 1999
                                         MARCH 31,       YEAR ENDED          YEAR ENDED        YEAR ENDED        THROUGH
                                           2003         SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                        (UNAUDITED)         2002                2001              2000            1999(a)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $      11.30     $      10.83        $      10.91      $       9.18      $      10.00
Income From Investment Operations:
    Net Investment Income (Loss)              (0.05)            0.00(b)(c)          0.03              0.11              0.01
    Net Gains or Losses on Securities
        (both realized and unrealized)         0.36(d)          0.76(d)             0.12              1.63             (0.83)
                                       ------------     ------------        ------------      ------------      ------------
    Total From Investment Operations:          0.31             0.76                0.15              1.74             (0.82)
Less Distributions:
    Dividends (from net investment
      income)                                  0.00             0.00               (0.17)            (0.01)             0.00
    Distributions (from capital gains)         0.00            (0.29)              (0.06)             0.00              0.00
                                       ------------     ------------        ------------      ------------      ------------
    Total Distributions                        0.00            (0.29)              (0.23)            (0.01)             0.00
                                       ------------     ------------        ------------      ------------      ------------
Net Asset Value, End of Period         $      11.61     $      11.30        $      10.83      $      10.91      $       9.18
                                       ============     ============        ============      ============      ============
Total Return                                   2.74%            6.84%               1.37%            18.97%            (8.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period
      ($million)                       $      206.5     $      175.6        $       48.2      $       27.2      $       24.0
    Ratio of Expenses to Average Net
      Assets                                   1.39%*           1.55%               1.75%(e)          1.75%(e)          1.75%*(e)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets            (0.82)%*         (0.01)%              0.00(e)           0.54%(e)          0.98%*(e)
    Portfolio Turnover Rate                      40%              86%                114%              147%                7%

* Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b) Amount rounds to less than $(0.01) per share.
(c) Computed using average shares outstanding throughout the period.
(d) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(e) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                      SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                                          2001            2000           1999
--------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                   1.80%           1.96%          2.22%*
Ratio of Net Income (Loss) to Average Net Assets         (0.05)%          0.34%          0.51%*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     THE OAKMARK GLOBAL FUND

     FINANCIAL HIGHLIGHTS-CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     PERIOD ENDED     OCTOBER 10, 2001
                                                                       MARCH 31,          THROUGH
                                                                         2003          SEPTEMBER 30,
                                                                     (UNAUDITED)          2002(a)
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $      11.24     $          11.25
Income From Investment Operations:
    Net Investment Loss                                                     (0.02)               (0.03)
    Net Gains or Losses on Securities (both realized and unrealized)         0.31(b)              0.31(b)
                                                                     ------------     ----------------
    Total From Investment Operations:                                        0.29                 0.28
Less Distributions:
    Dividends (from net investment income)                                   0.00                 0.00
    Distributions (from capital gains)                                       0.00                (0.29)
                                                                     ------------     ----------------
    Total Distributions                                                      0.00                (0.29)
                                                                     ------------     ----------------
Net Asset Value, End of Period                                       $      11.53     $          11.24
                                                                     ============     ================
Total Return                                                                 2.58%                2.31%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                             $        1.5     $            0.6
    Ratio of Expenses to Average Net Assets                                  1.58%*               1.86%*
    Ratio of Net Investment Loss to Average Net Assets                      (0.96)%*             (0.26)%*
    Portfolio Turnover Rate                                                    40%                  86%

* Data has been annualized.
(a) The date which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

     THE OAKMARK INTERNATIONAL FUND

     FINANCIAL HIGHLIGHTS-CLASS I

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       PERIOD ENDED
                                         MARCH 31,      YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           2003        SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                       (UNAUDITED)         2002             2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $      12.17    $      12.51     $      15.40   $      13.95   $      10.42   $      18.77
Income From Investment Operations:
    Net Investment Income (Loss)              (0.02)           0.14             0.20           1.02          (0.34)          0.41
    Net Gains or Losses on Securities
        (both realized and unrealized)        (0.42)          (0.31)           (2.07)          0.92           4.89          (5.32)'
                                       ------------    ------------     ------------   ------------   ------------   ------------
    Total From Investment Operations:         (0.44)          (0.17)           (1.87)          1.94           4.55          (4.91)
Less Distributions:
    Dividends (from net investment
      income)                                 (0.13)          (0.17)           (0.51)         (0.49)         (0.24)         (0.58)
    Distributions (from capital gains)         0.00            0.00            (0.51)          0.00          (0.78)         (2.86)
                                       ------------    ------------     ------------   ------------   ------------   ------------
    Total Distributions                       (0.13)          (0.17)           (1.02)         (0.49)         (1.02)         (3.44)
                                       ------------    ------------     ------------   ------------   ------------   ------------
Net Asset Value, End of Period         $      11.60    $      12.17     $      12.51   $      15.40   $      13.95   $      10.42
                                       ============    ============     ============   ============   ============   ============
Total Return                                  (3.78)%         (1.53)%         (13.10)%        14.27%         46.41%        (29.90)%
Ratios/Supplemental Data:
    Net Assets, End of Period
      ($million)                       $    1,581.7    $    1,393.8     $      738.5   $      782.4   $      811.1   $      756.1
    Ratio of Expenses to Average Net
      Assets                                   1.29%*          1.31%            1.30%          1.30%          1.29%          1.32%
    Ratio of Net Investment Income
      (Loss) to Average Net Assets            (0.25)%*         1.34%            1.40%          1.87%          1.94%          1.95%
    Portfolio Turnover Rate                      20%             24%              58%            64%            54%            43%

     FINANCIAL HIGHLIGHTS-CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       PERIOD ENDED                                         NOVEMBER 4, 1999
                                         MARCH 31,       YEAR ENDED          YEAR ENDED         THROUGH
                                           2003         SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,
                                       (UNAUDITED)          2002                2001            2000(a)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $      12.13     $      12.47        $      15.37      $      14.36
Income From Investment Operations:
    Net Investment Income (Loss)              (0.04)            0.15                0.17              0.96
    Net Gains or Losses on Securities
        (both realized and unrealized)        (0.42)           (0.37)              (2.10)             0.54
                                       ------------     ------------        ------------      ------------
    Total From Investment Operations:         (0.46)           (0.22)              (1.93)             1.50
Less Distributions:
    Dividends (from net investment
      income)                                 (0.11)           (0.12)              (0.49)            (0.49)
    Distributions (from capital gains)         0.00             0.00               (0.48)             0.00
                                       ------------     ------------        ------------      ------------
    Total Distributions                       (0.11)           (0.12)              (0.97)            (0.49)
                                       ------------     ------------        ------------      ------------
Net Asset Value, End of Period         $      11.56     $      12.13        $      12.47      $      15.37
                                       ============     ============        ============      ============
Total Return                                  (3.98)%          (1.76)%            (13.44)%           10.79%
Ratios/Supplemental Data:
    Net Assets, End of Period
      ($million)                       $       65.8     $       48.5        $        1.9      $        0.1
    Ratio of Expenses to Average Net
      Assets                                   1.75%*           1.58%               1.64%             1.50%*
    Ratio of Net Investment Income
      (Loss) to Average Net Assets            (0.70)%*          1.33%               0.62%             1.98%*
    Portfolio Turnover Rate                      20%              24%                 58%               64%

* Data has been annualized.
(a) The date which Class II shares were first sold to the public was November 4, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

     THE OAKMARK INTERNATIONAL SMALL CAP FUND

     FINANCIAL HIGHLIGHTS-CLASS I

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       PERIOD ENDED
                                         MARCH 31,      YEAR ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           2003        SEPTEMBER 30,    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                        (UNAUDITED)        2002             2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $      10.17    $      10.00     $      11.51   $      12.64   $       6.89   $      12.20
Income From Investment Operations:
    Net Investment Income (Loss)              (0.01)           0.11             0.13           0.23           0.24           0.18
    Net Gains or Losses on Securities
       (both realized and unrealized)         (0.48)           0.36(a)         (0.81)         (0.66)          5.71          (4.09)
                                       ------------    ------------     ------------   ------------   ------------   ------------
    Total From Investment Operations:         (0.49)           0.47            (0.68)         (0.43)          5.95          (3.91)
Less Distributions:
    Dividends (from net investment
      income)                                 (0.09)          (0.16)           (0.34)         (0.11)         (0.20)         (0.06)
    Distributions (from capital gains)        (0.27)          (0.14)           (0.49)         (0.59)          0.00          (1.34)
                                       ------------    ------------     ------------   ------------   ------------   ------------
    Total Distributions                       (0.36)          (0.30)           (0.83)         (0.70)         (0.20)         (1.40)
                                       ------------    ------------     ------------   ------------   ------------   ------------
Net Asset Value, End of Period         $       9.32    $      10.17     $      10.00   $      11.51   $      12.64   $       6.89
                                       ============    ============     ============   ============   ============   ============
Total Return                                  (5.19)%          4.68%           (6.18)%        (3.44)%        88.02%        (35.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period
      ($million)                       $      304.1    $      357.7     $      118.9   $       90.3   $      155.4   $       51.8
    Ratio of Expenses to Average Net
      Assets                                   1.64%*          1.64%            1.74%          1.77%          1.79%          1.96%
    Ratio of Net Investment Income
      (Loss) to Average Net Assets            (0.29)%*         1.28%            1.83%          1.99%          2.31%          2.17%
    Portfolio Turnover Rate                      17%             42%              49%            40%           126%            69%

     FINANCIAL HIGHLIGHTS-CLASS II

     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        PERIOD ENDED                           JANUARY 8, 2001
                                          MARCH 31,        YEAR ENDED              THROUGH
                                            2003          SEPTEMBER 30,         SEPTEMBER 30,
                                         (UNAUDITED)          2002                 2001(b)
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $      10.14     $        9.97         $         10.73
Income From Investment Operations:
    Net Investment Income (Loss)               (0.02)             0.13(c)                 0.15
    Net Gains or Losses on Securities
        (both realized and unrealized)         (0.48)             0.30(a)(c)             (0.91)
                                        ------------     -------------         ---------------
    Total From Investment Operations:          (0.50)             0.43                   (0.76)
Less Distributions:
    Dividends (from net investment
      income)                                  (0.07)            (0.12)                   0.00
    Distributions (from capital gains)         (0.27)            (0.14)                   0.00
                                        ------------     -------------         ---------------
    Total Distributions                        (0.34)            (0.26)                   0.00
                                        ------------     -------------         ---------------
Net Asset Value, End of Period          $       9.30     $       10.14         $          9.97
                                        ============     =============         ===============
Total Return                                   (5.31)%            4.25%                  (7.08)%
Ratios/Supplemental Data:
    Net Assets, End of Period
      ($million)                        $        0.2     $         0.3         $           0.0
    Ratio of Expenses to Average Net
      Assets                                    1.86%*            1.87%                   1.97%*
    Ratio of Net Investment Income
      (Loss) to Average Net Assets             (0.52)%*           1.06%                   1.76%*
Portfolio Turnover Rate                           17%               42%                     49%

* Data has been annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.
(b) The date which Class II shares were first sold to the public was January 8, 2001.
(c) Computed using average shares outstanding throughout the period.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds represents the investments of the Funds and the views of Fund managers and Harris Associates L.P., the Funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

3. During the period since inception (8/4/99 - 3/31/03), IPOs contributed an annualized 2.33% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

4. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

5. The quotes from Warren Buffet are taken from page 15 of The Berkshire Hathaway 2002 Annual Report.

6. The quote from Peter Bernstein is taken from "Throw Out The Rulebook", a Q&A by Kathryn M. Welling posted February 28, 2003 on Welling@Weedon, a website publication available at www.weedenco.com.

7. The quote from Bill Miller is taken from The Legg Mason Value Trust Report to Shareholders dated January 20th 2003.

8. The Price-Earnings Ratio ("P/E") is the most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period.

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 9.  The quote from John Bogle is an excerpt from his speech "After the Fall:
     What Lies Ahead for Capitalism and the Financial Markets?" dated
     October 22, 2002.

10. The excerpts by Stephen Royce are from page 68 of "The Craft of Investing", written by John Train and published by Harper Business, copyright 1994.

11. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

12. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

13. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

14. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

15. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

16. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

17. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

18. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

19. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

20. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

21. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ. This index is unmanaged and investors cannot actually make investments in this index.

22. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

23. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

24. The CAC 40 Index is a narrow-based, capitalization-weighted index of 40 companies listed on the Paris Bourse. This index is unmanaged and investors cannot actually make investments in this index.

25. The Financial Times Stock Exchange 100 stock index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

26. The DAX 100 Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

27. The AEX Index is a weighted index of 25 leading companies listed on Euronext Amsterdam. This index is unmanaged and investors cannot actually make investments in this index.

28. The quoted passage is taken from pages 118-119 of "Common Stocks and Uncommon Profits", written by Phil Fisher and published in 1996 by John Wiley & Sons, Inc.

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29.  The term "EVA" is a registered trademark of Stern-Stewart & Co., which initially introduced the EVA formula.

30. The Nikkei Index is an Index of 225 leading stocks traded on the Tokyo Stock Exchange. This index is unmanaged and investors cannot actually make investments in this index.

31. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

32. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

33. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

34. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

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THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2 Invest in companies expected to grow shareholder value over time.

3 Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: A UNIFIED EFFORT AIMED AT IDENTIFYING THE BEST VALUES IN THE MARKETPLACE. FROM THE LIST OF APPROVED STOCKS, EACH FUND MANAGER CONSTRUCTS A RELATIVELY FOCUSED PORTFOLIO, BUILT ON A STOCK-BY-STOCK BASIS FROM THE BOTTOM UP.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                  APPROVED LIST
                       Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment


                          BOTTOM-UP INVESTMENT PROCESS

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THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

     Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

                                       79
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                                       80

THE OAKMARK FAMILY OF FUNDS

     TRUSTEES AND OFFICERS

     TRUSTEES
        Victor A. Morgenstern--CHAIRMAN
        Michael J. Friduss
        Thomas H. Hayden
        Christine M. Maki
        Allan J. Reich
        Marv Rotter
        Burton W. Ruder
        Peter S. Voss
        Gary Wilner, M.D.

     OFFICERS
        Robert M. Levy--PRESIDENT
        James P. Benson--VICE PRESIDENT
        Henry R. Berghoef--VICE PRESIDENT
        Kevin G. Grant--VICE PRESIDENT
        David G. Herro--VICE PRESIDENT
        Gregory L. Jackson--VICE PRESIDENT
        Clyde S. McGregor--VICE PRESIDENT
        Anita M. Nagler--VICE PRESIDENT
        William C. Nygren--VICE PRESIDENT
        John R. Raitt--EXECUTIVE VICE PRESIDENT
        Janet L. Reali--VICE PRESIDENT AND SECRETARY
        Ann W. Regan--VICE PRESIDENT--
          SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
        Edward A. Studzinski--VICE PRESIDENT
        Michael J. Welsh--VICE PRESIDENT
        Kristi L. Rowsell--TREASURER
        John J. Kane--ASSISTANT TREASURER

     OTHER INFORMATION

     INVESTMENT ADVISER
        Harris Associates L.P.
        Two North LaSalle Street
        Chicago, Illinois 60602-3790

     TRANSFER AGENT
        CDC IXIS Asset Management Services, Inc.
        Boston, Massachusetts

     LEGAL COUNSEL
        Bell, Boyd & Lloyd LLC
        Chicago, Illinois

     INDEPENDENT AUDITORS
        Deloitte & Touche LLP
        Chicago, Illinois

     FOR MORE INFORMATION:
        Please call 1-800-OAKMARK
        (1-800-625-6275)
        or 617-449-6274

     WEBSITE
        www.oakmark.com

     This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

1-800-OAKMARK
www.oakmark.com

THE OAKMARK FUNDS ARE DISTRIBUTED BY HARRIS ASSOCIATES SECURITIES L.P., MEMBER NASD. DATE OF FIRST USE: MAY 2003.

ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]